As filed with the U.S. Securities and Exchange Commission on October 13, 2023
1933 Act Registration No. [ ]

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

[ ]	Pre-Effective Amendment No. ____
[ ]	Post-Effective Amendment No. ____

(Check appropriate box or boxes)

ADVISOR MANAGED PORTFOLIOS
(Exact name of registrant as specified in charter)
615 East Michigan Street
Milwaukee, WI 53202
(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: (626) 914-7385

The Corporation Trust Company
1209 Orange Street
Corporation Trust Center
Wilmington, Delaware 19801
(Name and Address of Agent for Service)

Copies to:

Christopher E. Kashmerick, Trustee Advisor Managed Portfolios c/o U.S. Bank Global Fund Services 2020 East Financial Way, Suite 100 Glendora, California 91741	Christopher D. Menconi, Esquire Morgan, Lewis & Bockius LLP 1111 Pennsylvania Avenue NW Washington, D.C. 20004
Title of Securities being Registered: Institutional Class shares of the Bramshill Income Performance Fund.
Approximate Date of Proposed Public Offering: As soon as practicable after the Registration Statement becomes effective under the Securities Act of 1933, as amended.
It is proposed that this filing will become effective on November 13, 2023, pursuant to Rule 488.
No filing fee is required under the Securities Act of 1933, as amended, because an indefinite number of shares of beneficial interest have previously been registered pursuant to Section 24(f) of the Investment Company Act of 1940, as amended.

Bramshill Income Performance Fund
a series of Trust for Advised Portfolios
615 East Michigan Street
Milwaukee, WI 53202
877-BRAMS18 (877‑272-6718)
WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.
November 13, 2023
Dear Shareholder,
We are sending this information to you because you are a shareholder of the Bramshill Income Performance Fund (the “Target Fund”), a series of Trust for Advised Portfolios (“TAP Trust”) advised by Bramshill Investments, LLC (“Bramshill” or the “Adviser”). After careful consideration, the Board of Trustees of TAP Trust (the “TAP Board”) has determined that it is in the best interests of the Target Fund to reorganize and merge the Target Fund into a newly created series (the “Acquiring Fund”) of Advisor Managed Portfolios (“AMP Trust”), with the same name as the Target Fund. This transaction will be referred to as the “Reorganization.”
Once the Reorganization occurs, the Acquiring Fund will be managed by Bramshill and will have the same management style, investment restrictions and portfolio managers responsible for day-to-day management as were in place for the Target Fund. The Board has determined that the Reorganization is in the best interests of the Target Fund and its shareholders, and that the interests of the Target Fund’s shareholders will not be diluted as a result of the Reorganization.
Importantly, the Reorganization will not result in any change to the Target Fund’s fees and expenses, investment objective, principal investment strategies and risks, or portfolio management team.
Following the Reorganization, the advisory agreement and fundamental policies of the Acquiring Fund will not be materially different from those of the Target Fund. Furthermore, the independent members of the TAP Board comprise a majority of the independent members of the Board of Trustees of AMP Trust. As a result, we are not seeking shareholder approval for the Reorganization and we are not requesting a proxy from you.
The enclosed Information Statement/Prospectus contains information about the Reorganization. As a result of the Reorganization, shareholders of the Target Fund will receive shares of the corresponding share class of the Acquiring Fund with the same aggregate net asset value as the shares of the Target Fund owned immediately prior to the Reorganization.
In evaluating the Reorganization proposal, the TAP Board considered the pending litigation against TAP Trust with respect to an unrelated series of TAP Trust and determined, among other things, that the Reorganization may enable the Acquiring Fund to benefit from greater economies of scale in the future than would otherwise be available to the Target Fund, which could lead to reduced fees or expenses for Acquiring Fund shareholders in the future, and to avoid any negative impact for the Target Fund relating to the pending litigation, including but not limited to the inability to recruit and nominate new independent trustees to serve on the TAP Board. With respect to economies of scale, it is anticipated that AMP Trust could grow to a greater number of investment advisers and funds, as well as net assets, than TAP Trust, which would enable each series of AMP Trust, including the Acquiring Fund, to benefit from spreading certain fixed operating expenses of AMP Trust across more funds and net assets than TAP Trust. The Reorganization is structured to qualify as tax-free for U.S. federal income tax purposes.
This document is provided for information only because shareholder approval is not required to effectuate the Reorganization for the Target Fund under TAP Trust’s operating documents, and applicable Delaware state and U.S. federal law (including the 1940 Act).
You are encouraged to carefully review the enclosed materials, which explain the Reorganization in more detail. If you have any questions or need additional information, please contact Bramshill at 877-BRAMS18 (877‑272-6718).
Sincerely,
/s/ Russell B. Simon
Russell B. Simon, President
Trust for Advised Portfolios

REORGANIZATION OF
Bramshill Income Performance Fund
(a series of Trust for Advised Portfolios)
615 East Michigan Street
Milwaukee, WI 53202
877-BRAMS18 (877‑272-6718)
INTO THE
Bramshill Income Performance Fund
(a series of Advisor Managed Portfolios)
615 East Michigan Street
Milwaukee, WI 53202
877-BRAMS18 (877‑272-6718)
_____________________________________

INFORMATION STATEMENT/PROSPECTUS
DATED November 13, 2023
WE ARE NOT ASKING YOU FOR A PROXY
AND YOU ARE REQUESTED NOT TO SEND US A PROXY
This Information Statement/Prospectus (the “Information Statement/Prospectus”) is furnished to you as a shareholder of the Bramshill Income Performance Fund (the “Target Fund”), a series of Trust for Advised Portfolios (“TAP Trust”) advised by Bramshill Investments, LLC (“Bramshill” or the “Adviser”). After careful consideration, the Board of Trustees of TAP Trust (the “TAP Board”), including all of the Independent Trustees of TAP Trust, has determined that it is in the best interests of the Target Fund to reorganize and merge the Target Fund into the acquiring fund, the Bramshill Income Performance Fund (the “Acquiring Fund”), a newly created series of Advisor Managed Portfolios (“AMP Trust”) with the same name as the Target Fund. The transaction will be referred to as the “Reorganization,” and the Target Fund and the Acquiring Fund may be referred to together as the “Funds” or a “Fund”.
The Target Fund and the Acquiring Fund have identical investment objectives, investment strategies, restrictions, and risks, and there will be no change in investment adviser or portfolio managers. The Target Fund and the Acquiring Fund have identical share class structures. Importantly, the Reorganization will not result in any increase in fees or expenses for the Fund.
The TAP Board has approved the Reorganization and has determined that the Reorganization is in the best interests of the Target Fund and its shareholders.
The Reorganization is expected to close on or about December 1, 2023 (the “Closing Date”). The Acquiring Fund will open for trading on December 4, 2023.
This Information Statement/Prospectus sets forth concisely the information you should know about the Reorganization of the Target Fund and constitutes an offering of the shares of the Acquiring Fund issued in the Reorganization. Please read it carefully and retain it for future reference.
In addition, the following documents each have been filed with the U.S. Securities and Exchange Commission (the “SEC”) (http://www.sec.gov), and are incorporated herein by reference:
•the Statement of Additional Information (“SAI”) dated November 13, 2023 relating to this Information Statement/Prospectus;
•the Prospectus and SAI related to the Target Fund, dated July 31, 2023, as supplemented, (File No. 333-108394) (File No. 811-21422) (Accession No. 0000894189-23-005223);

•the Annual Report to shareholders of the Target Fund for the fiscal year ended March 31, 2023, which has previously been sent to shareholders of the Target Fund (File No. 811-21422) (Accession No. 0000894189-23-004166); and
•the Prospectus and SAI related to the Acquiring Fund, dated November 1, 2023, (File No. 333-270997) (File No. 811-23859) (Accession No. [ ]).
Because the Acquiring Fund has not yet commenced operations, no annual or semi-annual report is available.
This Information Statement/Prospectus will be mailed on or about November 16, 2023 to shareholders of record of the Target Fund as of July 31, 2023 (the “Record Date”).
The Target Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and in accordance therewith, file reports and other information, including proxy materials, with the SEC.
The above documents are available upon request and without charge by writing to the Target Fund at Bramshill Income Performance Fund, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701 or by calling toll-free at 877-BRAMS18 (877‑272-6718). This information is also accessible via the EDGAR database on the SEC’s internet site at www.sec.gov and copies may be obtained upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov.
The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Information Statement/Prospectus. Any representation to the contrary is a criminal offense.
No person has been authorized to give any information or make any representation not contained in this Information Statement/Prospectus and, if so given or made, such information or representation must not be relied upon as having been authorized. This Information Statement/Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.
We are not asking you for a proxy and you are requested not to send us a proxy.
    Information Statement/Prospectus    ii

OVERVIEW
This Information Statement/Prospectus relates to the Reorganization of the Target Fund, a series of TAP Trust, into the Acquiring Fund, a series of AMP Trust. TAP Trust and AMP Trust are each an open-end management investment company registered with the SEC and organized under the laws of the state of Delaware. Bramshill serves as investment adviser to the Target Fund and the Acquiring Fund.
The Target Fund and the Acquiring Fund are identical in all material respects. The Target Fund and the Acquiring Fund have the same investment objective, fees and expenses, investment strategies, investment policies, and investment risks. Additionally, Bramshill provides day-to-day management of the portfolios for both of the Target Fund and the Acquiring Fund. The Target Fund and the Acquiring Fund have identical distribution and purchase procedures and exchange rights and redemption procedures. The Reorganization is structured to qualify as tax-free for U.S. federal income tax purposes.
The TAP Board has determined that, in light of the pending litigation against TAP Trust with respect to an unrelated series of the Trust, the Reorganization may enable the Acquiring Fund to benefit from greater economies of scale in the future than would otherwise be available to the Target Fund, which could lead to reduced fees or expenses for the Acquiring Fund’s shareholders in the future, and to avoid any negative impact for the Target Fund relating to the pending litigation, including but not limited to the inability to recruit and nominate new independent trustees to serve on the TAP Board. With respect to economies of scale, it is anticipated that AMP Trust could grow to a greater number of investment advisers and funds, as well as net assets, than TAP Trust, which would enable each series of AMP Trust, including the Acquiring Fund, to benefit from spreading certain fixed operating expenses of AMP Trust across more funds and net assets than TAP Trust.
Shareholders of the Target Fund are not required to approve the Reorganization. Section 7.2 of Article VII of TAP Trust’s Amended and Restated Declaration of Trust permits TAP Trust, unless otherwise required by law, to cause any series of TAP Trust to be merged or consolidated with or into a series of any other investment company without shareholder approval. The Target Fund and the Acquiring Fund are each advised by Bramshill, and the Reorganization is considered to be a merger of affiliated companies for purposes of Rule 17a-8 under the 1940 Act. Rule 17a-8(3) permits the merger of affiliated companies without obtaining shareholder approval if: (i) no fundamental policy of the merging company is materially different from the fundamental policies of the surviving company; (ii) no advisory contract between the merging company is materially different from an advisory contract of the surviving company; (iii) trustees of the merging company who are not interested persons of the merging company and who were elected by its shareholders will comprise a majority of the trustees of the surviving company who are not interested persons of the surviving company; and (iv) any distribution fees authorized to be paid by the surviving company pursuant to Rule 12b-1 are no greater than the distribution fees of the merging company. As discussed in detail in the Information Statement/Prospectus, the Reorganization meets the criteria set forth in Rule 17a-8(3). Furthermore, the Board, including all Independent Trustees, has determined that the Reorganization is in the best interests of the Target Fund and its shareholders, and that the interests of the Target Fund’s shareholders will not be diluted as a result of the Reorganization.
COMPARISON OF INVESTMENT OBJECTIVES, STRATEGIES, RISKS AND RESTRICTIONS
There are no differences in the investment objectives, investment strategies, investment restrictions, or investment risks between the Target Fund and Acquiring Fund. The same portfolio managers will continue to manage the Acquiring Fund.
Investment Objectives of the Target Fund and the Acquiring Fund
The investment objective for both the Target Fund and the Acquiring Fund is to seek to maximize total return.
Each Fund’s investment objective is not fundamental and may be changed without shareholder approval.
Principal Investment Strategies of the Target Fund and the Acquiring Fund
The investment strategies for both the Target Fund and the Acquiring Fund are as follows:
Each Fund implements a tactical fixed income strategy which seeks to maximize total return across different types of fixed income products and, based on market conditions, may also hold cash and cash equivalents.
Each Fund’s investments are comprised of a tactical portfolio of income-producing securities, including up to 80% in investment grade corporate bonds and up to 40% in high yield bonds (i.e., junk bonds), which are defined as corporate bonds rated below Baa by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined to be of comparable quality by Bramshill Investments, LLC (the “Adviser”), the Fund’s investment adviser. Each Fund may invest in securities that are in default, which may be rated as low as “D” (default) or its equivalent by the rating agencies. Each Fund may also invest up to 70% in preferred stocks (including payment-in-kind, fixed to floating rate, convertible, cumulative and non-cumulative, callable, and perpetual), up to 80% in U.S. municipal bonds, and up to 100% in U.S. Treasuries. Each Fund may also invest up to 15% in fixed income closed-end funds and up to 25% in fixed income exchange traded
1

funds (“ETFs”). Each Fund may also invest up to 25% in foreign issuers of U.S. dollar denominated fixed income securities. Each Fund may also invest in contingent convertible securities, which are fixed income instruments that are convertible into equity if a pre-specified trigger event occurs. Contingent convertible securities have been popular in the context of crisis management in the European banking industry to meet certain capital requirements; pay a fixed rate of interest but have characteristics of both debt and equity; and, unlike traditional convertible instruments, are mandatorily convertible to common shares by the issuing bank under certain adverse circumstances (i.e., if issuing bank falls below certain level of capital).
Each Fund is actively managed and incorporates sector allocations and tactical hedging during various interest rate and market environments. The Adviser uses fundamental credit and relative value analysis, and focuses on securities with transparent pricing, actively-traded capital structures and a high level of liquidity. The Adviser seeks to maintain each Fund’s portfolio at an average credit rating of investment grade. The dollar weighted average duration of the portfolio of the Target Fund for the past year is approximately two years, with an expected range of between one and nine years based on the Adviser’s assessment of market conditions. Each Fund may invest in fixed-income securities of any duration or maturity. Duration is a measure of the sensitivity of the price of a fixed income security (or a portfolio of fixed income securities) to changes in interest rates. The prices of fixed income securities with shorter duration generally will be less affected by changes in interest rates than the prices of fixed income securities with greater duration. For example, a five year duration means the fixed income security is expected to decrease in value by 5% if interest rates rise 1% and increase in value by 5% if interest rates fall 1% holding other factors constant.
Each Fund may make use of futures and options on futures, including U.S. Treasury futures, to adjust its sensitivity to interest rate changes and to gain exposure to U.S. Treasury securities. Each Fund may also sell short U.S. Treasury securities (of an aggregate dollar value not exceeding 33 1/3% of the aggregate dollar value of the Fund’s assets) only as a hedge based on market conditions. Each Fund seeks to mitigate the negative impact of rising Treasury interest rates on the performance of investment grade bonds (conversely limiting the positive impact of falling interest rates). These short positions are not intended to mitigate other factors influencing the price of investment grade bonds, such as credit risk, which may have a greater impact than rising or falling interest rates.
Each Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Board. These loans, if and when made, may not exceed 33 1/3% of the total asset value of each Fund (including the loan collateral). By lending its securities, each Fund may increase its income by receiving payments from the borrower.
Each Fund may invest in fixed rate or floating rate securities. Floating rate instruments reset their interest rate periodically over a base rate, with rates tied to a representative interest rate index (for example, the Treasury Note Constant Maturity Rate or 3-month LIBOR).
While investing in a particular sector is not a strategy of each Fund, its portfolio may be significantly invested in one or more sectors as a result of the security selection decisions made pursuant to its investment strategy. Each Fund’s portfolio currently has significant investment in companies in the financials sector, although this may change from time to time.
Each Fund’s strategies may result in frequent portfolio trading and high portfolio turnover (typically greater than 100%). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in each Fund’s annual operating expenses or in the expense example, affect each Fund’s performance.
Principal Investment Risks of the Target Fund and the Acquiring Fund
Losing all or a portion of your investment is a risk of investing in each Fund. An investment in each Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Each risk summarized below is considered a principal risk of investing in each Fund, regardless of the order in which it appears, and could affect the value of your investment.
The principal risks for the Target Fund and Acquiring Fund are as follows:
Credit Risk. The risk that issuers of fixed income securities in which the Fund invests experience unanticipated financial problems causing their securities to decline in value. Changes in the market’s perception of the issuer’s financial strength or in a security’s credit rating, which reflects a third party’s assessment of the credit risk presented by a particular issuer, may affect debt securities’ value. In addition, the Fund is subject to the risk that the issuer of a fixed income security will fail to make timely payments of interest or principal, or may stop making such payments altogether.
Interest Rate Risk. When interest rates increase, fixed income securities generally will decline in value and, as a result, an increase in interest rates may result in a decrease in the value of debt securities held by the Fund. Conversely, as interest rates decrease, the prices of fixed income securities tend to increase. Additionally, there may be less governmental action in the near future to maintain low interest rates, or governmental actions will be less effective in maintaining low interest rates. The negative impact on fixed income
    Information Statement/Prospectus    2

securities from the resulting rate increases for that and other reasons could be swift and significant, including falling market values, reduced liquidity and valuation difficulties.
Financials Sector Risk. Financial services companies are subject to extensive governmental regulation that may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge, and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change or due to increased competition. In addition, deterioration of the credit markets generally may cause an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. Certain events in the financials sector may cause an unusually high degree of volatility in the financial markets, both domestic and foreign, and cause certain financial services companies to incur large losses.
Floating Rate Securities Risk. The interest rates payable on floating rate securities are not fixed and may fluctuate based upon changes in market rates. The interest rate on a floating rate security is a variable rate which is tied to another interest rate, such as the LIBOR. Floating rate securities are subject to interest rate risk and credit risk.
Derivatives Risk. The Fund may make use of futures, options on futures, including U.S. Treasury futures and other forms of derivative instruments. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Additionally, to the extent the Fund is required to segregate or “set aside” (often referred to as “asset segregation”) liquid assets or otherwise cover open positions with respect to certain derivative instruments, the Fund may be required to sell portfolio instruments to meet these asset segregation requirements. There is a possibility that segregation involving a large percentage of the Fund’s assets could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.
ETF Trading Risk. Because the Fund may invest in ETFs, it is subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of an ETF’s shares may trade at a discount to its NAV, an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which the ETFs trade, which may impact the Fund’s ability to sell its shares of an ETF.
U.S. Government Securities Risk. U.S. government securities, which may be backed by the U.S. Department of the Treasury or the full faith and credit of the U.S., and may include U.S. Treasury bills, Treasury Inflation-Protected Securities, notes and bonds, are guaranteed only as to the timely payment of interest and principal when held to maturity. The market prices for such securities are not guaranteed and will fluctuate. Certain U.S. government agency securities are backed by the right of the issuer to borrow from the U.S. Department of the Treasury, or are supported only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer.
Prepayment and Extension Risk. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and the Fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the Fund’s assets tied up in lower interest debt obligations.
Counterparty Risk. In general, a derivative contract typically involves leverage, i.e., it provides exposure to potential gain or loss from a change in the level of the market price of a security, currency or commodity (or a basket or index) in a notional amount that exceeds the amount of cash or assets required to establish or maintain the derivative contract. Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund which can result in significant financial loss to the Fund.
Call Risk. During a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.
Closed-End Fund Risk. Shares of closed-end funds frequently trade at a price per share that is less than the net asset value (“NAV”) per share. There can be no assurance that the market discount on shares of any closed-end fund purchased by the Fund will ever decrease or that when the Fund seeks to sell shares of a closed-end fund it can receive the NAV of those shares. Closed-end funds have lower levels of daily volume when compared to open-end companies. There are greater risks involved in investing in securities with limited market liquidity. To the extent the Fund invests in closed-end funds, it will indirectly bear its proportionate share of any fees and expenses payable directly by the closed-end fund. Therefore, the Fund would incur higher expenses, which may be duplicative, than if the Fund did not invest in closed-end funds.
Contingent Convertible Securities Risk. A contingent convertible security (“CoCo”) is a fixed-income instrument that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or cash within a particular period of time at a specified price or formula. The value of CoCos tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. CoCos may involve the risk that holders of subordinate securities such as these may have to absorb losses in greater proportion than holders of more senior securities
    Information Statement/Prospectus    3

and may have greater risk than would holders of the underlying collateral which is to the benefit of the issuer and which may negatively impact the value of the security to the detriment of the Fund. In addition, CoCos are often rated below investment grade and have no assurance that the Fund as the holder would continue to receive any income upon conversion as the issuing bank may not be performing well and may not be paying any dividends.
Foreign Securities Risk. U.S. dollar denominated securities of foreign issuers involves special risks such as economic or financial instability, lack of timely or reliable financial information and unfavorable political or legal developments.
Hedging Risk. The short positions in Treasury securities are not intended to mitigate credit risk or other factors influencing the price of investment grade bonds, which may have a greater impact than rising or falling interest rates. There is no guarantee that the short positions will completely eliminate the interest rate risk of the long investment grade bond positions. The hedge cannot fully account for changes in the shape of the Treasury interest rate (yield) curve. There is no guarantee the Fund will have positive returns, even in environments of sharply rising Treasury interest rates in which the Fund’s short positions might be expected to mitigate the effects of such rises.
High Portfolio Turnover Risk. High portfolio turnover involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which may result in adverse tax consequences to the Fund’s shareholders. The Fund’s portfolio turnover may exceed 100% per year.
High Yield Securities Risk. Securities that are rated below investment grade (i.e., “junk bonds”) are subject to additional risk factors due to the speculative nature of the securities, such as increased possibility of default liquidation of the security, and changes in value based on public perception of the issuer.
Leverage Risk. The Fund may make investments in options on futures, including U.S. Treasury futures, and other derivative instruments. These derivatives instruments provide the economic effect of financial leverage by creating additional investment exposure, as well as the potential for greater loss. If the Fund uses leverage through entering into short sales or purchasing derivative instruments, the Fund has the risk of losing more than its original investment. The net asset value of the Fund employing leverage will be more volatile and sensitive to market movements.
LIBOR Transition Risk. The Fund may invest in fixed rate or floating rate securities which reset their interest rate periodically over a base rate, with rates tied to a representative interest rate index (for example, the Treasury Note Constant Maturity Rate or 3-month London Interbank Offered Rate (“LIBOR”)). LIBOR is expected to be phased out by mid-2023. While the effect of the transition cannot yet be determined, moving to a new benchmark may result in, among other things, increased volatility or illiquidity in markets for instruments based on LIBOR and changes in the value of such instruments. Multiple financial industry groups have begun planning for the transition away from LIBOR, but there are obstacles to converting that could affect the functioning, liquidity and value of instruments that reference LIBOR.
Management Risk. Management risk describes the Fund’s ability to meet its investment objective based on the Adviser’s success or failure to implement investment strategies for the Fund.
Market Events Risk. In the past several years financial markets, such as those in the United States, Europe, Asia and elsewhere, have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These conditions may continue, recur, worsen or spread.
Economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Fund’s investments may be negatively affected.
Periods of market volatility may occur in response to pandemics, acts of war, or events affecting global markets. These types of events could adversely affect the Fund’s performance. For example, since December 2019, a novel strain of coronavirus (COVID-19) has spread globally, which has resulted in the temporary closure of many corporate offices, retail stores, manufacturing facilities and factories, and other businesses across the world.
In addition, Russia’s military invasion of Ukraine in February 2022, the resulting responses by the United States and other countries, and the potential for wider conflict could increase volatility and uncertainty in the financial markets and adversely affect regional and global economies.
Municipal Securities Risk. Investing in various municipal securities may involve risk related to the ability of the municipalities to continue to meet their obligations for the payment of interest and principal when due.
Payment-in-kind Securities Risk. Investing in payment-in-kind securities may involve the risk that interest payments deferred are subject to the risk that the borrower may default when deferred payments are due; interest rates on payment-in-kind loans are higher to
    Information Statement/Prospectus    4

reflect the time value of money on the deferred interest payments and higher credit risk of borrowers who may need to defer interest payments; payment-in-kind securities may have unreliable valuations because the accruals require judgment about the ultimate collectability of the deferred payment and the value of the associated collateral; and, the required recognition of payment-in-kind interest for U.S. federal income tax purposes may have a negative impact on liquidity because it represents a non-cash component of the Fund’s taxable income that must nevertheless be distributed in cash to investors to avoid it being subject to corporate level taxation.
Preferred Stock Risk. Preferred stock combines some of the characteristics of both common stocks and bonds. Preferred stock is typically subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and, therefore, will be subject to greater credit risk than those debt instruments. In addition, dividends are not guaranteed and the stock may be callable and subject to market risk.
Securities Lending Risk. There are certain risks associated with securities lending, including the risk that the borrower may fail to return the securities on a timely basis or even the loss of rights in the collateral deposited by the borrower, if the borrower should fail financially. As a result the Fund may lose money.
Short Sale Risk. The risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund.
Investment Restrictions of the Target Fund and the Acquiring Fund
The investment restrictions for the Target Fund and the Acquiring Fund are identical as outlined below.
Each of TAP Trust and AMP Trust (on behalf of the corresponding Fund) has adopted the following restrictions as fundamental policies, which may not be changed without the affirmative vote of the holders of a “majority of the Fund’s outstanding voting securities” as defined in the 1940 Act. Under the 1940 Act, the “vote of the holders of a majority of the outstanding voting securities” means the vote of the holders of the lesser of (i) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of its outstanding shares are represented or (ii) more than 50% of the outstanding shares of the Fund.
1.The Fund is a “diversified company” as defined by the 1940 Act.
2.The Fund may not borrow money except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.
3.The Fund may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.
4.The Fund may lend money or other assets to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.
5.The Fund may not issue senior securities except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.
6.The Fund may not purchase or sell real estate except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.
7.The Fund may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.
8.The Fund may not invest more than 25% of the market value of its total assets in the securities of companies engaged in any one industry. (Does not apply to investments in the securities of other investment companies or securities of the U.S. Government, its agencies or instrumentalities.)
FEES AND EXPENSES
As an investor, shareholders pay fees and expenses to buy and hold shares of the Target Fund or the Acquiring Fund. Neither the Target Fund nor the Acquiring Fund charges a front-end or deferred “sales charge” or redemption fee. Shareholders pay annual fund operating expenses indirectly because they are deducted from fund assets. As of the date of this Information Statement/Prospectus, the
    Information Statement/Prospectus    5

Investor Class of the Target Fund has not commenced operations, and is not offered for purchase. This Information Statement/Prospectus relates only to Institutional Class shares to be issued in the Reorganization.
The fees and expenses of the Institutional Class of the Target Fund and the Institutional Class of the Acquiring Fund are identical. The Acquiring Fund is not operational and does not currently have assets. The information below shows the current fees and expenses for the Target Fund.
The table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Target Fund and the Acquiring Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Institutional Class
Management Fees	0.85%
Distribution and Service (Rule 12b-1) Fees	None
Other Expenses(1)	0.29%
Acquired Fund Fees and Expenses(2)	0.32%
Total Annual Fund Operating Expenses	1.46%
(1)     Other Expenses of the Acquiring Fund are based on amounts for the Target Fund for the fiscal year ended March 31, 2023.
(2)     Total Annual Fund Operating Expenses do not correlate to the “Ratio of expenses to average net assets” either “Before fees waived by the Adviser” or “After fees waived by the Adviser” provided in the Financial Highlights because the Financial Highlights reflect the operating expenses of the Fund and do not include 0.32% that is attributed to acquired fund fees and expenses.
Example
The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not include the brokerage commissions that investors may pay on their purchases and sales of shares. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$149	$462	$797	$1,746
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year ended March 31, 2023, the Target Fund’s portfolio turnover rate was 69% of the average value of its portfolio. The Acquiring Fund is expected to have a similar portfolio turnover rate.
PERFORMANCE HISTORY
For the Reorganization, the Acquiring Fund will be the surviving legal entity, and will adopt the accounting history of the Target Fund. As a result, the Acquiring Fund will assume the financial and performance history of the Target Fund when the Reorganization closes.
The bar chart shows the performance of the Institutional Class shares of the Target Fund from year to year. The table below illustrates how the Target Fund’s average annual returns for the period indicated compare with those of a broad measure of market performance. The Target Fund’s past performance, before and after taxes, does not necessarily indicate how the Target Fund will perform in the future. Updated performance information is posted on the Target Fund’s website at www.bramshillfunds.com or by calling the Fund toll-free at 877-BRAMS18 (877‑272-6718).
    Information Statement/Prospectus    6

Calendar Year Total Returns
Calendar Year Ended December 31,
During the period of time shown in the bar chart, the Target Fund’s highest quarterly return was 7.92% for the quarter ended June 30, 2020 and the lowest quarterly return was -7.91% for the quarter ended March 31, 2020.
The year-to-date return for the Target Fund’s Institutional Class as of September 30, 2023 was 0.81%.
Average Annual Total Returns
For the Periods Ended December 31, 2022

	1 Year	5 Years	Since Inception April 11, 2016
Institutional Class
Return Before Taxes	-6.12%	2.55%	2.50%
Return After Taxes on Distributions	-6.90%	1.43%	1.37%
Return After Taxes on Distributions and Sale of Fund Shares	-3.55%	1.57%	1.52%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	-13.01%	0.02%	0.42%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period covered by the table above and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Shares through tax-deferred arrangements such as an individual retirement account (“IRA”) or other tax-advantaged accounts. In certain cases, the figure representing “Return after Taxes on Distributions and Sale of Fund Shares” may be higher than other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.
MANAGEMENT OF THE FUND
Investment Adviser
Bramshill Investments, LLC, is the investment adviser to the Target Fund and the Acquiring Fund and is located at 801 Laurel Oak Drive, Suite 300A, Naples, Florida 34108. The Adviser is a U.S. Securities and Exchange Commission registered investment advisory firm formed in 2012. As of September 30, 2023, the Adviser had assets under management of approximately $4.41 billion.
The Target Fund and the Acquiring Fund have each entered into an investment advisory agreement with the Adviser, pursuant to which the Adviser is responsible for day-to-day management of each Fund in accordance with its investment objective and policies. The Adviser provides office space and all necessary office facilities, equipment and personnel for servicing the investments of the Fund.
The Target Fund and the Acquiring Fund have identical management fees. As compensation for its services, each Fund pays the Adviser a monthly advisory fee at the annual rate of 0.85% based on each Fund’s average daily net assets. For the fiscal year ended March 31, 2023, the Adviser received an aggregate fee of 0.85% of average net assets of the Target Fund.
Additionally, for both the Target Fund and Acquiring Fund, the Adviser has contractually agreed to waive all or a portion of its management fees and pay Fund expenses (excluding taxes, leverage interest, brokerage commissions, acquired fund fees and
    Information Statement/Prospectus    7

expenses, portfolio transaction expenses, interest expense and dividends paid on short sales or extraordinary expenses) in order to limit the total annual fund operating expenses of the Fund to 1.10% of average daily net assets of the Fund’s Institutional Class shares. The Expense Cap for each Fund will remain in effect through at least July 31, 2024. The Target Fund’s expense limitation agreement can be terminated only by the TAP Board and the Acquiring Fund’s expense limitation agreement can be terminated only by the AMP Board.
The Adviser may request recoupment from the Fund of previously waived fees and paid expenses for three years from the date such fees and expenses were waived or paid, provided that such recoupment does not cause the Fund’s expense ratio (after recoupment is taken into account) to exceed the lower of: (1) the Expense cap in place at the time such amounts were waived or paid and (2) the Fund’s Expense Cap at the time of the recoupment. Each of the Target Fund and the Acquiring Fund must pay its current ordinary operating expenses before the Adviser is entitled to any recoupment of fees waived and/or expenses reimbursed.
A discussion regarding the basis of the TAP Board’s most recent approval of the Target Fund’s investment advisory agreement will be available in the Target Fund’s semi-annual report to shareholders for the period ended September 30, 2023. A discussion regarding the AMP Board’s basis for approving the investment advisory agreement for the Acquiring Fund will be included in the Acquiring Fund’s annual report to shareholders for the period ending March 31, 2024.
Portfolio Managers
Art DeGaetano is a Principal of Bramshill Investments. Before starting Bramshill in May of 2012, Mr. DeGaetano was a Senior Portfolio Manager at GLG Partners from 2007. Prior to GLG Partners, he traded at RBS Greenwich Capital where he was a Managing Director and Head of Credit Trading for two years. Prior to RBS, he traded for 12 years for Bear Stearns and was a Senior Managing Director and Head Trader on the high yield desk. Mr. DeGaetano has a B.A. from Colgate University. Mr. DeGaetano has been the primary portfolio manager for the Bramshill Income Performance strategy since its inception in April 2016.
Derek Pines is a Portfolio Manager and Analyst at Bramshill Investments. Prior to joining Bramshill Investments in 2012, Mr. Pines spent 10 years as a Proprietary Trader and Portfolio Manager specializing in quantitative strategies across a variety of asset classes, the bulk of that time with Assent (Sungard Financial) and most recently Chimera Securities. He also spent a year with Accenture in their Core Trading Services Group. Mr. Pines holds a Masters Graduate Certificate in Algorithmic Trading from Stevens University. Mr. Pines graduated cum laude with a B.S. in finance from Georgetown University.
The SAIs for the Target Fund and Acquiring Fund provide additional information about the Portfolio Managers’ compensation structure, other accounts that the Portfolio Managers manage and the Portfolio Managers’ ownership of shares.
SHAREHOLDER INFORMATION
Pricing of Fund Shares
Shares of the Fund are sold at NAV per share, which is calculated as of the close of regular trading (generally 4:00 p.m., Eastern Time) on each day that the New York Stock Exchange (“NYSE”) is open for unrestricted business. However, the Fund’s NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the SEC. The NYSE is closed on weekends and most national holidays, including New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday/Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NAV will not be calculated on days when the NYSE is closed for trading.
Purchase and redemption requests are priced based on the next NAV per share calculated after receipt of such requests. The NAV is the value of the Fund’s securities, cash and other assets, minus all expenses and liabilities (assets – liabilities = NAV). NAV per share is determined by dividing NAV by the number of shares outstanding (NAV/ # of shares = NAV per share). The NAV takes into account the expenses and fees of the Fund, including management and administration fees, which are accrued daily.
In calculating the NAV, portfolio securities are valued using current market values or official closing prices, if available. Each security owned by the Fund that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued. Where the security is listed on more than one exchange, the Fund will use the price of the exchange that the Fund generally considers to be the principal exchange on which the security is traded.
When determining NAV, the value of the Fund’s portfolio investments is based on readily available market quotations, which generally means a reliable valuation obtained from an exchange or other market, or fair value as determined by an independent pricing service and evaluated by the Adviser. If a market quotation is not readily available or does not otherwise accurately reflect the value of an investment, an investment will be valued by another method that the Adviser believes reflects fair value in accordance with the Trust’s valuation policies and the Adviser’s related procedures. Fair value pricing represents the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Accordingly, the Fund’s NAV may reflect certain portfolio investments’ fair values rather than their market prices.
    Information Statement/Prospectus    8

Fair value pricing involves subjective judgments, and it is possible that a fair value determination for an investment will materially differ from the value that could be realized upon the sale of the investment.
Fair value pricing may be applied to non-U.S. investments. The trading hours for most non-U.S. investments end prior to the close of the NYSE, the time that the Fund’s NAV is calculated. The occurrence of certain events after the close of non-U.S. markets, but prior to the close of the NYSE (such as a significant surge or decline in the U.S. market) often will result in an adjustment to the trading prices of non-U.S. investments when non-U.S. markets open on the following business day. If such events occur, the Fund may value non-U.S. investments at fair value, taking into account such events, when it calculates its NAV. In such cases, use of fair valuation can reduce an investor’s ability to seek profit by estimating the Fund’s NAV per share in advance of the time the NAV per share is calculated.
Other types of investments that the Fund may hold for which fair value pricing might be required include, but are not limited to: (a) investments which are not frequently traded and/or the market price of which the Adviser believes may be stale; (b) illiquid investments, including “restricted” securities and private placements for which there is no public market; (c) securities of an issuer that has entered into a restructuring; (d) securities whose trading has been halted or suspended; and (e) fixed income securities that have gone into default and for which there is not a current market value quotation.
If the Fund has portfolio investments that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the NAV of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem the Fund’s shares.
How to Buy Shares
The minimum initial investment amount for the Institutional Class shares is $1,000 and the minimum subsequent investment amount is $100.
Although not limited to the list below, the Fund’s minimum investment requirements may be waived from time to time by the Adviser, and for the following types of shareholders:
•current and retired employees, directors/trustees and officers of the Trust, the Adviser and its affiliates and certain family members of each of them (i.e., spouse, domestic partner, child, parent, sibling, grandchild and grandparent, in each case including in-law, step and adoptive relationships);
•any trust, pension, profit sharing or other benefit plan for current and retired employees, directors/trustees and officers of the Adviser and its affiliates;
•current employees of U.S. Bancorp Fund Services, LLC (doing business as U.S. Bank Global Fund Services) (the “Transfer Agent”), broker-dealers who act as selling agents for the Fund, intermediaries that have marketing agreements in place with the Adviser and the immediate family members of any of them;
•existing clients of the Adviser, their employees and immediate family members of such employees;
•registered investment advisers who buy through a broker-dealer or service agent who has entered into an agreement with Quasar Distributors, LLC (“Quasar” or the “Distributor”), the Fund’s distributor; and
•qualified broker-dealers who have entered into an agreement with the Distributor.
You may purchase shares of the Fund by check, by wire transfer, via electronic funds transfer through the Automated Clearing House (“ACH”) network through an authorized bank or through one or more brokers authorized by the Fund to receive purchase orders. If you have any questions or need further information about how to purchase shares of the Fund, you may call a customer service representative of the Fund toll-free at 877-BRAMS18 or 877-272-6718. The Fund reserves the right to reject any purchase order. For example, a purchase order may be refused if, in the Adviser’s opinion, it is so large that it would disrupt the management of the Fund. Orders may also be rejected from persons believed by the Fund to be “market timers.” If the Fund were to reject a purchase order, notification would likely occur no later than the next business day after receipt of order.
All checks must be in U.S. dollars drawn on a domestic U.S. bank. The Fund will not accept payment in cash or money orders. The Fund does not accept postdated checks or any conditional order or payment. To prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares.
To buy shares of the Fund, complete an account application and send it together with your check for the amount you wish to invest in the Fund to the address below. To make additional investments once you have opened your account, write your account number on the check and send it together with the Invest by Mail form from your most recent confirmation statement received from the Transfer Agent. If you do not have the Invest by Mail form include the Fund name, your name, address, and account number on a separate
    Information Statement/Prospectus    9

piece of paper along with your check. If your payment is returned for any reason, your purchase will be canceled and a $25 fee will be assessed against your account by the Transfer Agent. You may also be responsible for any loss sustained by the Fund.
All purchase requests must be received in “good order” which generally means that your purchase request includes the name of the Fund; the dollar amount of shares to be purchased; your account application or investment stub; and a check payable to the Fund.
In addition to cash purchases, Fund shares may be purchased by tendering payment in-kind in the form of shares of stock, bonds or other securities. Any securities used to buy Fund shares must be readily marketable, their acquisition consistent with the Fund’s objective and otherwise acceptable to the Adviser and the Board. For further information, you may call a customer service representative of the Fund toll-free at 877-BRAMS18 or 877-272-6718.
In compliance with the USA PATRIOT Act of 2001, please note that the Transfer Agent will verify certain information on your account application as part of the Trust’s Anti-Money Laundering Program. As requested on the account application, you must supply your full name, date of birth, social security number and permanent street address. If you are opening the account in the name of a legal entity (e.g., partnership, limited liability company, business trust, corporation, etc.), you should also supply the identity of the beneficial owners. Mailing addresses containing only a P. O. Box will not be accepted. Please contact the Transfer Agent at 877-BRAMS18 or 877-272-6718 if you need additional assistance when completing your account application.
If the Transfer Agent does not have a reasonable belief of the identity of an investor, the account application will be rejected or the investor will not be allowed to perform a transaction on the account until such information is received. In the rare event that the Transfer Agent is unable to verify your identity, the Fund reserves the right to redeem your account at the current day’s net asset value.
Shares of the Fund have not been registered for sale outside of the United States. The Adviser generally does not sell shares to investors residing outside of the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses. The Fund reserves the right to refuse purchases from shareholders who must file a Form W-8.
Purchasing Shares by Mail
Please complete the account application and mail it with your check, payable to the Bramshill Income Performance Fund to the Transfer Agent at the following address:

Regular Mail
Bramshill Income Performance Fund
c/o U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701
You may not send an account application via overnight delivery to a United States Postal Service post office box. If you wish to use an overnight delivery service, send your account application and check to the Transfer Agent at the following address:

Overnight Express Mail
Bramshill Income Performance Fund
c/o U.S. Bank Global Fund Services
615 East Michigan Street, 3rd Floor
Milwaukee, Wisconsin 53202
NOTE:    The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, a deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC post office box, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent. Receipt constitutes physical possession of the purchase order or redemption request by the Transfer Agent.
Purchasing Shares by Telephone
If you did not decline telephone options on your account application or by subsequent arrangement in writing with the Fund and your account has been open for at least seven business days, you may purchase additional shares by calling the Fund toll-free at 877-BRAMS18 or 877-272-6718. You may not make your initial purchase of the Fund shares by telephone. Telephone orders will be accepted via electronic funds transfer from your pre-designated bank account through the ACH network. You must have banking information established on your account prior to making a telephone purchase. Only bank accounts held at domestic institutions that are ACH members may be used for telephone transactions. If your order is received prior to 4:00 p.m., Eastern Time, shares will be
    Information Statement/Prospectus    10

purchased at the appropriate share price next calculated. For security reasons, requests by telephone may be recorded. Once a telephone transaction has been placed, it cannot be cancelled or modified after the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern Time).
Purchasing Shares by Wire
If you are making your initial investment in the Fund, before wiring funds, the Transfer Agent must have a completed account application. You can mail or overnight deliver your account application to the Transfer Agent at the above address. Upon receipt of your completed account application, your account will be established and a service representative will contact you to provide your new account number and wiring instructions. If you do not receive this information within one business day, contact the Transfer Agent. You may then instruct your bank to send the wire. Prior to sending the wire, please call the Fund at 877-BRAMS18 or 877-272-6718 to advise them of the wire and to ensure proper credit upon receipt. Your bank must include the name of the Fund, your name and your account number so that monies can be correctly applied. Your bank should transmit immediately available funds by wire to:
U.S. Bank National Association
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202
ABA No. 075000022
Credit: U.S. Bancorp Fund Services, LLC
Account No. 112-952-137
Further Credit: Bramshill Income Performance Fund
Shareholder Registration
Shareholder Account Number
If you are making a subsequent purchase, your bank should wire funds as indicated above. Before each wire purchase, you should be sure to notify the Transfer Agent. It is essential that your bank include complete information about your account in all wire transactions. If you have questions about how to invest by wire, you may call the Transfer Agent at 877-BRAMS18 or 877-272-6718. Your bank may charge you a fee for sending a wire payment to the Fund.
Wired funds must be received prior to 4:00 p.m. Eastern Time to be eligible for same day pricing. Neither the Fund nor U.S. Bank National Association. are responsible for the consequences of delays resulting from the banking or Federal Reserve wire system or from incomplete wiring instructions.
Retirement Accounts
The Fund offers prototype documents for a variety of retirement accounts for individuals and small businesses. Please call 877-BRAMS18 or 877-272-6718 for information on:
•Individual Retirement Plans, including Traditional IRAs and Roth IRAs.
•Small Business Retirement Plans, including Simple IRAs and SEP IRAs.
There may be special distribution requirements for a retirement account, such as required distributions or mandatory federal income tax withholdings. For more information, call the number listed above. Direct shareholder accounts may be charged a $15 annual account maintenance fee for each retirement account up to a maximum of $30 annually and a $25 fee for transferring assets to another custodian or for closing a retirement account. Fees charged by other institutions may vary.
Purchasing and Selling Shares through a Broker
You may buy and sell shares of the Fund through certain brokers and financial intermediaries (and their agents) (collectively, “Brokers”) that have made arrangements with the Fund to sell its shares. When you place your order with such a Broker, your order is treated as if you had placed it directly with the Transfer Agent, and you will pay or receive the next applicable price calculated by the Fund. The Fund will be deemed to have received a purchase or redemption order when an authorized broker, or, if applicable, a broker’s designee receives the order. The Broker holds your shares in an omnibus account in the Broker’s name, and the Broker maintains your individual ownership records. The Adviser may pay the Broker for maintaining these records as well as providing other shareholder services. The Broker may charge you a fee for handling your order. The Broker is responsible for processing your order correctly and promptly, keeping you advised regarding the status of your individual account, confirming your transactions and ensuring that you receive copies of the Fund’s Prospectus.
How to Sell Shares
You may sell (redeem) your Fund shares on any day the Fund and the NYSE are open for business either directly to the Fund or through your financial intermediary.
    Information Statement/Prospectus    11

In Writing
You may redeem your shares by simply sending a written request to the Transfer Agent. You should provide your account number and state whether you want all or some of your shares redeemed. The letter should be signed by all of the shareholders whose names appear on the account registration and include a signature guarantee(s), if necessary. If you have an IRA or other retirement plan, you must indicate on your written redemption request whether or not to withhold federal income tax. Redemption requests failing to indicate an election to have tax withheld will be subject to 10% withholding. You should send your redemption request to:

Regular Mail	Overnight Express Mail
Bramshill Income Performance Fund	Bramshill Income Performance Fund
c/o U.S. Bank Global Fund Services	c/o U.S. Bank Global Fund Services
P.O. Box 701	615 East Michigan Street, 3rd Floor
Milwaukee, Wisconsin 53201-0701	Milwaukee, Wisconsin 53202
NOTE:    The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, a deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC post office box, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent. Receipt constitutes physical possession of the purchase order or redemption request by the Transfer Agent.
By Telephone
If you did not decline telephone options on your account application, you may redeem all or some of your shares, up to $50,000, by calling the Transfer Agent at 877-BRAMS18 or 877-272-6718 before the close of trading on the NYSE. This is normally 4:00 p.m., Eastern Time. Redemption proceeds will be sent to the address that appears on the Transfer Agent’s records or via ACH to a previously established bank account. If you request, redemption proceeds will be wired on the next business day to your designated bank account. A wire fee of $15 will be deducted from your redemption proceeds in the case of complete redemption or the redemption of a specific number of shares. In the case of a partial redemption, the fee will be deducted from the remaining account balance. Telephone redemptions cannot be made if you notified the Transfer Agent of a change of address within 15 calendar days before the redemption request.
Shares held in IRA or other retirement accounts may be redeemed by telephone at 877-BRAMS18 or 877‑272-6718. Investors will be asked whether or not to withhold taxes from any distribution.
You may request telephone redemption privileges after your account is opened by calling the Transfer Agent at 877-BRAMS18 or 877-272-6718 for instructions.
You may encounter higher than usual call wait times during periods of high market activity. Please allow sufficient time to ensure that you will be able to complete your telephone transaction prior to market close. If you are unable to contact the Fund by telephone, you may mail your redemption request in writing to the address noted above. Once a telephone transaction has been accepted, it may not be canceled or modified after the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern Time).
Payment of Redemption Proceeds
The Fund typically sends the redemption proceeds on the next business day (a day when the NYSE is open for normal business) after the redemption request is received in good order and prior to market close, regardless of whether the redemption proceeds are sent via check, wire, or ACH transfer. While not expected, payment of redemption proceeds may take up to seven days. If you did not purchase your shares with a wire payment, before selling recently purchased shares, please note that if the Transfer Agent has not yet collected payment for the shares you are selling, it may delay sending the proceeds until the payment is collected, which may take up to 15 calendar days from the purchase date.
Redemption “In-Kind”
The Fund typically expects to meet redemption requests by paying out proceeds from cash or cash equivalent portfolio holdings, or by selling portfolio holdings. In stressed market conditions, redemption methods may include paying redemption proceeds to you in whole or in part by a distribution of securities from the Fund’s portfolio (a “redemption in-kind”). It is not expected that the Fund would do so except during unusual market conditions. The redemption in-kind would be a pro-rata distribution of portfolio assets. If the Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash and will bear any market risks associated with such securities until they are converted into cash. A redemption in-kind is treated as a taxable transaction and a sale of the redeemed shares, generally resulting in capital gain or loss to you, subject to certain loss limitation rules. If the Fund held illiquid securities, such distribution may contain a pro rata portion of such illiquid securities or the Fund may determine, based on a materiality assessment, not to include illiquid securities in the in-kind redemption. If
    Information Statement/Prospectus    12

such securities are included in the distribution, shareholders may not be able to liquidate such securities and may be required to hold such securities indefinitely.
Signature Guarantees
Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program. A notary public is not an acceptable signature guarantor.
A signature guarantee from either a Medallion program member or a non-Medallion program member is required in the following situations:
•If ownership is changed on your account;
•When redemption proceeds are payable or sent to any person, address or bank account not on record;
•When a redemption request is received by the Transfer Agent and the account address has changed within the last 15 calendar days;
•For all redemptions in excess of $50,000 from any shareholder account, including IRAs.
The Fund or the Adviser may waive any of the above requirements in certain instances. In addition to the situations described above, the Fund, the Adviser, and/or the Transfer Agent reserve the right to require a signature guarantee in other instances based on the circumstances relative to the particular situation.
Non-financial transactions, including establishing or modifying certain services on an account, may require a signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source.
Other Information about Redemptions
The Fund may redeem the shares in your account if the value of your account falls below the minimum initial investment amount as a result of redemptions you have made. This does not apply to retirement plan or Uniform Gifts or Transfers to Minors Act accounts. You will be notified that the value of your account is less than the minimum initial investment amount before the Fund makes an involuntary redemption. You will then have 30 calendar days in which to make an additional investment to bring the value of your account to at least $500 before the Fund takes any action.
DISTRIBUTOR
Quasar Distributors, LLC (the “Distributor”) is the distributor for both the Target Fund and the Acquiring Fund. The Distributor is a broker-dealer registered with the SEC. Quasar is a registered broker-dealer and a member of the Financial Industry Regulatory Authority. Shares of the Target Fund and the Acquiring Fund are offered on a continuous basis.
INFORMATION ABOUT THE REORGANIZATION
Reorganization
As further explained in this Information Statement/Prospectus, the Reorganization will be effected pursuant to an Agreement and Plan of Reorganization (the “Plan of Reorganization”), a form of which is provided in Appendix A. Under the Plan of Reorganization, the Target Fund will transfer all of its assets to the Acquiring Fund in exchange for the assumption of all liabilities of the Target Fund by the Acquiring Fund and shares of the Acquiring Fund having an aggregate NAV equal to the aggregate NAV of the shares of the Target Fund on the Closing Date for the Reorganization (currently, the Closing Date is expected to be December 1, 2023). The shares of the Acquiring Fund will be distributed pro rata to the shareholders of the Target Fund in complete liquidation of the Target Fund. Holders of shares of the Target Fund will receive the number of shares of the Acquiring Fund equal in value to the aggregate NAV of the shares of the Target Fund, in the same share class, that the shareholder held immediately prior to the Reorganization. As a result of the Reorganization, a shareholder of the Target Fund will have the same percentage of ownership in the Acquiring Fund as such shareholder’s percentage of ownership in the Target Fund prior to the Reorganization.
The Board, including the Trustees who are not “interested persons” of TAP Trust (as defined in the 1940 Act) (the “Independent Trustees”), on behalf of the Target Fund, and the Board, including the Independent Trustees of AMP Trust, on behalf of the Acquiring Fund, have approved the Plan of Reorganization. The Plan of Reorganization provides for:
a.the transfer of all of the assets and the liabilities of the Target Fund to the Acquiring Fund in exchange for shares of the Acquiring Fund;
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b.the distribution of the Acquiring Fund’s shares to the Target Fund’s shareholders of the same share class; and
c.the termination of the Target Fund as a series of TAP Trust.
If the proposed Reorganization is completed, the Acquiring Fund will acquire all of the assets and the liabilities of the Target Fund, and shareholders of the Target Fund will receive shares of the Acquiring Fund with an aggregate NAV equal to the aggregate NAV of the same share class of Target Fund shares that the shareholders own immediately prior to the Reorganization.
Reasons for the Proposed Reorganization
The TAP Board has determined that, in light of the pending litigation against TAP Trust with respect to an unrelated series of TAP Trust, the Reorganization may enable the Acquiring Fund to benefit from greater economies of scale in the future than would otherwise be available to the Target Fund, which could lead to reduced fees or expenses for Acquiring Fund shareholders in the future, and to avoid any negative impact for the Target Fund relating to the pending litigation, including but not limited to the inability to recruit and nominate new independent trustees to serve on the TAP Board. With respect to economies of scale, it is anticipated that AMP Trust could grow to a greater number of investment advisers and funds, as well as net assets, than TAP Trust, which would enable each series of AMP Trust, including the Acquiring Fund, to benefit from spreading certain fixed operating expenses of AMP Trust across more funds and net assets than TAP Trust. Additionally, the TAP Board believes that the Reorganization is in the best interests of the Target Fund and its shareholders because the Acquiring Fund has identical investment objectives and the same investment strategies and policies as the Target Fund.
Board Considerations
In considering and approving the Reorganization at meetings held on May 31 and June 1, 2023, the TAP Board discussed the future of TAP Trust and the Target Fund in light of the pending litigation against TAP Trust with respect to an unrelated series of the Trust and the advantages of reorganizing the Target Fund into the Acquiring Fund. Among other things, the TAP Board also reviewed, with the assistance of independent legal counsel, the overall proposal for the Reorganization, the principal terms and conditions of the Plan of Reorganization, including that the Reorganization be consummated on a tax-free basis, and certain other materials provided prior to and during the meeting and at other meetings throughout the past year.
In considering the Reorganization, the TAP Board took into account the following matters, among others and in no order of priority:
•The Adviser will manage the Acquiring Fund as the successor to the Target Fund.
•The investment objective, principal investment strategies, principal risks, investment policies and restrictions of the Acquiring Fund will be identical to those of the Target Fund, and the Acquiring Fund will be managed by the same portfolio management team as the Target Fund.
•The management fee for the Acquiring Fund will be the same as the management fee for the Target Fund.
•That a potential benefit of the Reorganization is that it may result in greater economies of scale for the Acquiring Fund than would otherwise exist in TAP Trust. The TAP Board recognized that the Adviser might benefit from increased economies of scale because the Adviser has agreed to waive fees and/or cover expenses of the Acquiring Fund. The TAP Board considered that a significant reduction in such expenses could enable the Adviser to reduce or waive a portion of its management fee in the future to the benefit of shareholders. The TAP Board noted that AMP Trust was expected to grow to a greater number of investment advisers and funds, as well as greater net assets, than TAP Trust, which would enable each series of AMP Trust, including the Acquired Fund, to benefit from spreading certain fixed operating expenses of AMP Trust across more funds and net assets than TAP Trust.
•The desire to avoid any negative impact for the Target Fund relating to the pending litigation involving an unrelated series of TAP Trust, including but not limited to the inability to recruit and nominate new independent trustees to serve on the TAP Board.
•The qualifications and experience of the Acquiring Fund’s service providers, which are the same service providers of the Target Fund.
•The Adviser has contractually agreed to waive its fees and/or pay for operating expenses of the Acquiring Fund to ensure that the Acquiring Fund’s annual net operating expenses do not exceed the level of the Target Fund’s current annual net operating expenses for at least one year after the Acquiring Fund commences operations.
•The costs of the Reorganization will not be borne by either the Target Fund or the Acquiring Fund, regardless of whether the Reorganization is consummated. The Board considered that the Trust’s administrator will bear the costs associated with the Reorganization.
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•Any potential conflicts of interest related to the Reorganization, including as a result of any direct or indirect benefits to the Adviser.
•The Reorganization is expected to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended (the “Code”).
•The interests of the shareholders of the Target Fund will not be diluted as a result of the Reorganization.
•If shareholders of the Target Fund do not wish to become shareholders of the Acquiring Fund, they may sell their Target Fund shares before the Reorganization.
The TAP Board, including all of the Independent Trustees, concluded that Reorganization of the Target Fund into the Acquiring Fund was in the best interests of the Target Fund and its shareholders, and that the Target Fund shareholders would not have their interests diluted as a result of the Reorganization. The determinations on behalf of the Target Fund were made on the basis of each TAP Board member’s business judgment after consideration of all of the factors taken as a whole, though individual TAP Board members may have placed different weight on various factors and assigned different degrees of materiality to various conclusions.
After consideration of the factors noted above, together with other factors and information considered to be relevant, the TAP Board determined that the Reorganization is in the best interests of shareholders of the Target Fund, and accordingly, unanimously approved the Reorganization of the Target Fund into the Acquiring Fund and the Plan of Reorganization.
Costs and Expenses of the Reorganization
The Plan of Reorganization provides that all expenses of the Reorganization will be borne by service providers to the Target Fund and Acquiring Fund. Such expenses include, without limitation: (a) postage and mailing; (b) printing; (c) accounting fees; and (d) legal fees incurred by TAP Trust. The costs associated with the Reorganization are expected to be approximately $50,000. The Trust’s administrator will bear the costs associated with the organization of the Acquiring Fund and the preparation of this Information Statement/Prospectus for the Reorganization, among other expenses.
Capitalization
The following table sets forth, as of July 31, 2023, (a) the unaudited capitalization of the Target Fund and (b) the unaudited pro forma combined capitalization of the Acquiring Fund assuming the proposed Reorganization has taken place. The capitalization is likely to be different on the Closing Date as a result of daily Target Fund purchase and redemption activity. The Target Fund and Acquiring Fund have each registered an Investor Class of shares; however, as of the date of this Information Statement/Prospectus, the Investor Class of the Target Fund and Acquiring Fund have not commenced operations, and are not offered for purchase.

Fund Capitalization as of July 31, 2023	Net Assets	Shares Outstanding	Net Asset Value Per Share
Target Fund (Institutional Class)	$734,416,523.95	76,949,036.01	$9.54
Target Fund Total	$734,416,523.95	76,949,036.01	$9.54
Acquiring Fund (Institutional Class) (Pro Forma)*	$734,416,523.95	76,949,036.01	$9.54
Acquiring Fund Total (Pro Forma)*	$734,416,523.95	76,949,036.01	$9.54
*Reflects the estimated pro forma capitalization of the Acquiring Fund at July 31, 2023, as though the Reorganization had occurred on July 31, 2023, and is for informational purposes only. No assurance can be given as to how many shares of the Acquiring Fund will be received by the shareholders of the Target Fund on the date the Reorganization takes place, and the foregoing should not be relied upon to reflect the number of shares of the Acquiring Fund that actually will be received on or after such date.
Federal Tax Consequences
The Reorganization is expected to be a tax-free reorganization under Section 368(a) of the Code. Accordingly, no gain or loss is expected to be recognized by the Fund as a direct result of the Reorganization. As a non-waivable condition to the Reorganization, the law firm Morgan, Lewis & Bockius LLP, counsel to TAP Trust and AMP Trust will provide an opinion of counsel to the effect that the Reorganization will qualify as a tax-free reorganization for federal income tax purposes as defined by Section 368(a) of the Code. In addition, the tax basis and the holding period of the Acquiring Fund shares received by each shareholder of the Target Fund in the Reorganization should be the same as the tax basis and holding period of the Target Fund shares given up by such shareholder in the Reorganization; provided that, with respect to the holding period for an Acquiring Fund shares received, the Target Fund’s shares given up must have been held as capital assets by the shareholder.
At any time before the Reorganization takes place, a shareholder may sell shares of the Target Fund. Generally, such sale would be a taxable transaction to the shareholder for federal income tax purposes.
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For more information on the tax consequences of a reorganization, see “Taxes” later in this Information Statement/Prospectus.
DIVIDENDS AND DISTRIBUTIONS
The Fund will make distributions of dividends, if any, at least monthly, and of capital gains, if any, annually, typically in December and at such other times as necessary. The Fund may pay additional distributions and dividends in order to avoid a federal tax.
All distributions will be reinvested in additional Fund shares unless you choose one of the following options: (1) receive distributions of net capital gain in cash, while reinvesting net investment income distributions in additional Fund shares; (2) receive all distributions in cash; or (3) reinvest net capital gain distributions in additional Fund shares, while receiving distributions of net investment income in cash.
If you hold shares directly with the Fund and you elect to receive dividends and/or distributions in cash, you have the option to receive such dividends and/or distributions via a direct deposit to your bank account by check.
If you elect to receive distributions and/or capital gains paid in cash and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, the Fund reserves the right to reinvest the distribution check in your account, at the Fund’s current NAV per share, and to reinvest all subsequent distributions. If you wish to change your distribution option, notify the Transfer Agent in writing or by telephone at least 5 days prior to the payment date of the next distribution.
TAXES
The Acquiring Fund and its shareholders are not expected to face any tax consequences as a result of the Reorganization. The Adviser does not anticipate any restructuring of the securities in the portfolio as a result of the Reorganization due to the fact that the investment objective and principal investment strategies of the Target Fund and Acquiring Fund are identical. As of March 31, 2023, the Target Fund had $9,263,604 in capital loss carryforwards; however, this will not have any impact on the Target Fund or the Acquiring Fund as a result of the Reorganization.
The Fund has elected and intends to qualify each year for treatment as a regulated investment company (“RIC”). If it meets certain minimum distribution requirements, a RIC is not subject to tax at the fund level on income and gains from investments that are timely distributed to shareholders. However, the Fund’s failure to qualify as a RIC or to meet minimum distribution requirements would result (if certain relief provisions were not available) in fund-level taxation and, consequently, a reduction in income available for distribution to shareholders.
In general, the Fund will make distributions of dividends, if any, at least monthly, and of capital gains, if any, annually, typically in December and at such other times as necessary. For federal income tax purposes, distributions of investment income are generally taxable as ordinary income or qualified dividend income. Taxes on distributions of capital gains (if any) are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Sales of assets held by the Fund for more than one year generally result in long-term capital gains and losses, and sales of assets held by the Fund for one year or less generally result in short-term capital gains and losses. For this purpose, the period during which the Acquiring Fund holds an asset includes the period during which the Target Fund held that asset. Distributions of the Fund’s net capital gain (the excess of net long-term capital gains over net short-term capital losses) that are reported by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable as long-term capital gains, which for non-corporate shareholders are subject to tax at reduced rates of up to 20% (lower rates apply to individuals in lower tax brackets). Distributions of short-term capital gain will generally be taxable as ordinary income. Dividends and distributions are generally taxable to you whether you receive them in cash or reinvest them in additional shares.
Distributions reported by the Fund as “qualified dividend income” are generally taxed to non-corporate shareholders at rates applicable to long-term capital gains, provided holding period and other requirements are met. “Qualified dividend income” generally is income derived from dividends paid by U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends that the Fund received in respect of stock of certain foreign corporations may be qualified dividend income if that stock is readily tradable on an established U.S. securities market. Certain of the Fund’s investment strategies may limit its ability to distribute dividends eligible to be treated as qualified dividend income. A portion of the dividends received from the Fund (but none of its capital gain distributions) may qualify for the dividends-received deduction for corporations.
If at least 50% of the value of the Fund’s total assets at the close of each quarter of its taxable years consists of debt obligations that generate interest exempt from U.S. federal income tax, then the Fund may qualify to pass through to its shareholders the tax-exempt character of its income from such debt obligations by paying tax-exempt interest dividends. The Fund does not expect to satisfy the foregoing requirements such that the Fund does not expect to provide shareholders with income exempt from U.S. Federal income tax in the form of exempt-interest dividends.
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A RIC that receives business interest income may pass through its net business interest income for purposes of the tax rules applicable to the interest expense limitations under Section 163(j) of the Code. A RIC’s total “Section 163(j) Interest Dividend” for a tax year is limited to the excess of the RIC’s business interest income over the sum of its business interest expense and its other deductions properly allocable to its business interest income. A RIC may, in its discretion, designate all or a portion of ordinary dividends as Section 163(j) Interest Dividends, which would allow the recipient shareholder to treat the designated portion of such dividends as interest income for purposes of determining such shareholder’s interest expense deduction limitation under Section 163(j). This can potentially increase the amount of a shareholder’s interest expense deductible under Section 163(j). In general, to be eligible to treat a Section 163(j) Interest Dividend as interest income, you must have held your shares in the Fund for more than 180 days during the 361-day period beginning on the date that is 180 days before the date on which the share becomes ex-dividend with respect to such dividend. Section 163(j) Interest Dividends, if so designated by the Fund, will be reported to your financial intermediary or otherwise in accordance with the requirements specified by the Internal Revenue Service (“IRS”).
A tax of 3.8% applies to net investment income of U.S. individuals (other than individuals that are married by filing a separate return) with income exceeding specified thresholds, and to all or a portion of undistributed net investment income of certain estates and trusts. Net investment income generally includes for this purpose dividends and capital gain distributions paid by the Fund and gain on the redemption of fund shares.
Any dividend or capital gain distribution paid by the Fund has the effect of reducing the NAV per share on the ex-dividend date by the amount of the dividend or capital gain distribution. You should note that a dividend or capital gain distribution paid on shares purchased shortly before that dividend or capital gain distribution was declared will be subject to income taxes even though the dividend or capital gain distribution represents, in substance, a partial return of capital to you. This is known as “buying a dividend” and should be avoided by taxable investors.
Although distributions are generally taxable when received, certain distributions declared in October, November, or December to shareholders of record on a specified date in such a month but paid the following January are taxable as if received in December of the year in which the dividend is declared.
The Fund (or its administrative agent) will send you a report annually summarizing the amount and tax aspects of your distributions.
If you are not a citizen or permanent resident of the United States, the Fund’s ordinary income dividends will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies or unless such income is effectively connected with a U.S. trade or business. The 30% withholding tax generally will not apply to distributions of the Fund’s net capital gain that is reported by the Fund as capital gain dividends. The Fund may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. Short-term capital gain dividends received by a nonresident alien individual who is present in the United States for a period or periods aggregating 183 days or more during the taxable year are not exempt from this 30% withholding tax. Different tax consequences may result if you are a foreign shareholder engaged in a trade or business within the United States or if you are a foreign shareholder entitled to claim the benefits of a tax treaty. Foreign investors in the Fund are encouraged to consult their tax advisor prior to investing in the Fund.
The Fund must withhold as backup withholding a percentage of your taxable distributions and redemption proceeds if you (1) have provided the Fund either an incorrect tax identification number or no number at all, (2) are subject to backup withholding by the IRS for failure to properly report payments of interest or dividends, (3) have failed to certify to the Fund that you are not subject to backup withholding, or (4) have not certified to the Fund that you are a U.S. person (including a U.S. resident alien). The backup withholding rate is 24% for taxable years beginning before January 1, 2026. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax applicable to shareholders who are neither citizens nor residents of the United States.
The Fund will be required to report to the IRS all distributions of taxable income and capital gains as well as gross proceeds from the redemption of Fund shares, except in the case of exempt shareholders, which includes most corporations. The Fund will also be required to report tax basis information for such shares and indicate whether these shares had a short-term or long-term holding period. If a shareholder has a different basis for different shares of the Fund in the same account (e.g., if a shareholder purchased shares in the same account at different times for different prices), the Fund calculates the basis of the shares sold using its default method unless the shareholder has properly elected to use a different method. The Fund’s default method for calculating basis is the tax optimization method, under which the shareholder sells shares in a thoughtful way to reduce or eliminate capital gains. A shareholder may elect, on an account-by-account basis, to use a method other than tax optimization by following procedures established by the Fund or its administrative agent. If such an election is made on or prior to the date of the first exchange or redemption of shares in the account and on or prior to the date that is one year after the shareholder receives notice of the Fund’s default method, the new election will generally apply as if the tax optimization method had never been in effect for such account. Shareholders should consult their tax advisers concerning the tax consequences of applying the tax optimization method or electing another method of basis calculation.
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Shareholders also should carefully review any cost basis information provided to them and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.
Each sale, exchange, or redemption of shares of the Fund is considered a taxable and will generally result in capital gain or loss if you hold your Fund shares as capital assets. The gain or loss generally will be treated as short-term capital gain or loss if you held the shares twelve months or less, long term capital gain or loss if you held the shares for longer. Any capital loss on the sale of Fund shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such Fund shares. You are responsible for any tax liabilities generated by your transaction. The Code limits the deductibility of capital losses in certain circumstances. An exchange of shares of one class directly for shares of another class of the Fund generally should not be a taxable exchange for U.S. federal income tax purposes. You should talk to your tax advisor before making an exchange.
To the extent the Fund invests in foreign securities, it may be subject to foreign withholding taxes with respect to dividends or interest the Fund received from sources in foreign countries. If more than 50% of the total assets of the Fund consists of foreign securities, the Fund will be eligible to elect to treat some of those taxes as a distribution to shareholders, which would allow shareholders to offset some of their U.S. federal income tax. The Fund (or its administrative agent) will notify you if it makes such an election and provide you with the information necessary to reflect foreign taxes paid on your income tax return.
FINANCIAL HIGHLIGHTS SUMMARY
The fiscal year end of the Target Fund and the Acquiring Fund is March 31. The financial highlights for the Target Fund are included in Appendix B, and have been derived from financial statements audited by Cohen & Company, Ltd., the Target Fund’s independent registered public accounting firm. Information for years prior to March 31, 2023 was audited by the Target Fund’s prior independent registered public accounting firm.
The financial highlights of the Target Fund are also contained in the Annual Report to shareholders of the Target Fund for the fiscal year ended March 31, 2023, which have been audited by Cohen & Company, Ltd. The Annual Report, which has previously been sent to shareholders, is available on request and without charge by writing to the Bramshill Income Performance Fund, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701, and is incorporated by reference into this Information Statement/Prospectus. Cohen & Company, Ltd. has been selected as the independent registered public accounting firm for the Target Fund and the Acquiring Fund for the fiscal year ending March 31, 2024.
As of the date of this Information Statement/Prospectus, the Acquiring Fund has not commenced operations and has no financial highlights. The Acquiring Fund will assume the accounting history of the Target Fund at the closing of the Reorganization.
DESCRIPTION OF THE SECURITIES TO BE ISSUED; RIGHTS OF SHAREHOLDERS
Set forth below is a description of the Acquiring Fund shares to be issued to the shareholders of the Target Fund in the Reorganization. Also set forth below is a discussion of the rights of shareholders of the Target Fund, which has identical characteristics.
The following is a summary of the material rights of shareholders of the Target Fund and the Acquired Fund, but does not purport to be a complete description of these rights. These rights may be determined in full by reference to the Delaware statute governing statutory trusts (the “Delaware Statute”), TAP Trust’s Amended and Restated Agreement and Declaration of Trust, and TAP Trust’s Amended and Restated Bylaws, as well as AMP Trust’s Agreement and Declaration of Trust and Bylaws (collectively, the “Governing Instruments”). The Governing Instruments are subject to amendment in accordance with their terms. Copies of the Governing Instruments are available upon request and without charge by following the instructions listed under “Available Information.”
Form of Organization. The Target Fund is series of TAP Trust, an open-end management investment company organized as a Delaware statutory trust on August 28, 2003. The Acquiring Fund is series of AMP Trust, an open-end management investment company organized as a Delaware statutory trust on February 16, 2023. The Target Fund and the Acquiring Fund each have two classes of shares: Investor Class and Institutional Class. As of the date of this Information Statement/Prospectus, the Investor Class of the Target Fund have not commenced operations, and is not offered for purchase.
Capital Stock. Each of TAP Trust and AMP Trust (each, a “Trust”) is authorized to issue an unlimited number of interests (or shares). Interests in the Target Fund and the Acquiring Fund are represented by shares of beneficial interest each with no par value, in an Investor Class and Institutional Class. As of the date of this Information Statement/Prospectus, shares of approximately thirteen other series of TAP Trust are offered in separate prospectuses and statements of additional information, and there are two existing series of AMP Trust. Each Trust may start additional series and offer shares of new funds under the Trust at any time.
Voting Rights. Each share of a Fund represents an interest in the respective Fund and corresponding Trust that is equal to and proportionate with each other share of the respective Fund and corresponding Trust. Fund shareholders are entitled to one vote per share (and a fractional vote per fractional share) held on matters on which they are entitled to vote. Each Trust is not required to (nor does it) hold annual shareholder meetings. However, special meetings may be called for purposes such as electing or removing
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trustees. On any matters submitted to a vote of shareholders of either Fund, all shares are voted together without regard to class or series except when separate voting is required by the 1940 Act or other applicable law.
Shareholder Liability. The Delaware Statute does not include an express provision relating to the limitation of liability of the beneficial owners of a Delaware statutory trust. The Governing Instruments provide that no shareholder shall be subject to any personal liability whatsoever to any person in connection with property of a Fund or the acts, obligations or affairs of a Trust. The Governing Instruments further provide that, if any shareholder is made a party to any suit or proceeding to enforce any such liability of a Fund, he or she shall not be held to any personal liability. Each Trust shall indemnify and hold each shareholder harmless from and against all claims and liabilities to which such shareholder may become subject by reason of being or having been a shareholder, and shall reimburse the shareholder for all legal and other expenses reasonably incurred by him in connection with any such claim or liability.
Preemptive Rights. Shareholders of each Fund are not entitled to any preference, preemptive, appraisal, conversion or exchange rights.
FUND TRUSTEES AND OFFICERS
The independent members of the TAP Board comprise a majority of the independent members of the AMP Board and the officers of TAP Trust and AMP Trust are the same.
OTHER SERVICE PROVIDERS
The Acquiring Fund will use the same service providers as currently used by the Target Fund:

Role	Service Provider
Administrator	U.S. Bank Global Fund Services, located at 615 East Michigan Street, Milwaukee, Wisconsin 53202
Fund Accounting Agent	U.S. Bank Global Fund Services, located at 615 East Michigan Street, Milwaukee, Wisconsin 53202
Transfer Agent	U.S. Bank Global Fund Services, located at 615 East Michigan Street, Milwaukee, Wisconsin 53202
Custodian	U.S. Bank National Association, 1555 North RiverCenter Drive, Suite 302, Milwaukee, Wisconsin 53212
Independent Registered Public Accounting Firm	Cohen & Company, Ltd., 1835 Market Street, Suite 310, Philadelphia, Pennsylvania 19103
Information about the Acquiring Fund’s administrator, fund accountant and transfer agent, and custodian can be found in the SAI connected with this Information Statement/Prospectus dated November 13, 2023.
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OWNERSHIP OF SECURITIES OF THE FUND
As of the date of this Information Statement/Prospectus, the Acquiring Fund had not commenced operations.
As of July 31, 2023, the Record Date, the Target Fund had the following number of shares issued and outstanding. As of the same date, trustees and officers of the Target Fund as a group owned less than 1% of the outstanding voting securities of the Target Fund. The Target Fund has registered an Investor Class of shares; however, as of the date of this Information Statement/Prospectus, the Investor Class of the Target Fund has not commenced operations, and is not offered for purchase.

Shares Issued & Outstanding as of July 31, 2023
Target Fund - Institutional Class	76,949,036.01
Target Fund - Total	76,949,036.01
As of July 31, 2023, the following persons owned beneficially or of record more than 5% of the outstanding Institutional Class shares of the Target Fund:

Name and Address	% Ownership	Type of Ownership
UBS WM USA 0O0 11011 6100 SPEC CDY A/C EBOC UBSFSI 1000 HARBOR BLVD WEEHAWKEN, NJ 7086-6761	27.56%	Record

NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD FL 4TH JERSEY CITY, NJ 07310-1995	23.45%	Record

PERSHING LLC 1 PERSHING PLZ, FL 14 JERSEY CITY, NJ 07399-0002	20.80%	Record

CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO, CA 94105-1901	13.50%	Record
Any shareholder that owns 25% or more of the outstanding shares of a fund or a class of a fund may be presumed to “control” (as that term is defined in the 1940 Act) the fund or that class. Shareholders with a controlling interest could affect the outcome of proxy voting or the direction of management of a fund.
AVAILABLE INFORMATION
Each Trust is subject to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act, and in accordance therewith, file reports, proxy material and other information about each of the Funds with the SEC. Reports and other information about the Funds are available on the EDGAR database on the SEC’s Internet site located at http://www.sec.gov. Alternatively, copies of this information may be obtained, upon payment of a duplicating fee, by electronic request to the following e-mail address: publicinfo@sec.gov.
LEGAL MATTERS
Certain legal matters concerning the federal income tax consequences of the Reorganization and the issuance of shares of the Acquiring Fund will be passed on by the law firm of Morgan, Lewis & Bockius LLP, 1111 Pennsylvania Avenue NW, Washington, DC 20004.
EXPERTS
The financial statements and financial highlights of the Target Fund are incorporated by reference into this Information Statement/Prospectus from the Target Fund’s Annual Report on Form N‑CSR for the fiscal year ended March 31, 2023, which have been audited by Cohen & Company, Ltd., the Target Fund’s independent registered public accounting firm, as stated in its report, which are
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incorporated herein by reference, and have been so incorporated in reliance upon the report of such firm given upon its authority as experts in accounting and auditing.
OTHER MATTERS
The Target Fund is not required, and does not intend, to hold regular annual meetings of shareholders. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for the next meeting of shareholders should send their written proposals to the Secretary of Trust for Advised Portfolios at U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701, so that they are received within a reasonable time before any such meeting. The timely submission of a proposal does not guarantee its submission.

By order of the Board of Trustees,

/s/ Russell B. Simon
Russell B. Simon
President and Principal Executive Officer,
Trust for Advised Portfolios
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APPENDIX A
FORM OF AGREEMENT AND PLAN OF REORGANIZATION
Bramshill Income Performance Fund

        THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is adopted as of this ___ day of _____, 2023 by and among (i) Trust for Advised Portfolios, a Delaware statutory trust (“TAP Trust”), severally and not jointly on behalf of its series, the Bramshill Income Performance Fund (the “Target Fund”) and (ii) Advisor Managed Portfolios, a Delaware statutory trust (the “AMP Trust” and, together with TAP Trust, the “Trusts”), severally and not jointly on behalf of its series, the Bramshill Income Performance Fund (the “Acquiring Fund”). U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”), is a party to this Agreement solely for purposes of paragraph 9.2. Other than the Target Fund and the Acquiring Fund, no other series of TAP Trust or AMP Trust are parties to this Agreement. All agreements, representations, actions and obligations described herein made or to be taken or undertaken by the Target Fund or Acquiring Fund are made and shall be taken or undertaken by TAP Trust on behalf of the Target Fund and AMP Trust on behalf of the Acquiring Fund.
        WHEREAS, the parties hereto intend for the Acquiring Fund and the Target Fund to enter into a transaction pursuant to which: (i) the Acquiring Fund will acquire all of the Assets (as defined in Section 1.1(b)) solely in exchange for Institutional Class shares of the Acquiring Fund (“Acquiring Fund Shares”) of equal value to the net assets of the Target Fund (determined as of the Valuation Time (as defined in Section 2.1(e)) and the assumption of all Liabilities (as defined in Section 1.1. (c)) of the Target Fund, and (ii) the Target Fund will immediately distribute such Acquiring Fund Shares to shareholders of the Target Fund, in complete liquidation of the Target Fund, all upon the terms and conditions hereinafter set forth in this Agreement (the “Reorganization”);
WHEREAS, the Acquiring Fund is a “shell” series of AMP Trust created for the purpose of acquiring the Assets and assuming the Liabilities of the Target Fund;
WHEREAS, each of TAP Trust and AMP Trust is an open-end management investment company registered with the Securities and Exchange Commission (the “Commission”); and
WHEREAS, the parties hereto intend for (i) this Agreement to be and is adopted as a plan of reorganization with respect to the Reorganization within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the “Code”) and Section 1.368-2(g) of the U.S. Treasury regulations promulgated under the Code (the “Treasury Regulations”), and (ii) that for United States federal income tax purposes the Reorganization contemplated by this Agreement constitutes a “reorganization” within the meaning of Section 368(a)(1) of the Code.
WHEREAS, the Boards of Trustees of TAP Trust and AMP Trust have authorized and approved the Reorganization with respect to the Target Fund and the Acquiring Fund, respectively.
NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, and intending to be legally bound, the parties hereto covenant and agree as follows:
1.    DESCRIPTION OF THE REORGANIZATION
1.1.    The Trusts agree to take the following steps with respect to the Reorganization:
(a)The Target Fund shall transfer all of its Assets, as defined in Section 1.1(b), to the Acquiring Fund, and the Acquiring Fund in exchange therefor shall assume all of the Liabilities, as defined in Section 1.1(c), and deliver to the Target Fund the number of Acquiring Fund Shares of Institutional Class shares of the Acquiring Fund (including fractional shares, if any) determined in the manner set forth in Section 2.
(b)The assets of the Target Fund to be transferred to the Acquiring Fund shall consist of all assets, property, and goodwill including, without limitation, all cash, securities, commodities and futures interests, claims (whether absolute or contingent, known or unknown, accrued or unaccrued and including, without limitation, any interest in pending or future legal claims in connection with past or present portfolio holdings, whether in the form of class action claims, opt-out or other direct litigation claims, or regulator or government-established investor recovery fund claims, and any and all resulting recoveries) and dividends or interest receivable that are owned by the Target Fund and any deferred or prepaid expenses shown as an asset on the books of the Target Fund on the Closing Date (as defined in Section 3.1 below) (collectively, “Assets”).
(c)The Target Fund will endeavor to discharge all of its liabilities and obligations prior to the Closing Date, other than those liabilities and obligations which would otherwise be discharged at a later date in the ordinary course of

Appendix A    A-1    Form of Agreement and Plan of Reorganization

business. The Acquiring Fund shall assume all of the liabilities of the Target Fund, whether accrued or contingent, known or unknown, existing at the Closing Date (collectively, “Liabilities”).
(d)As soon as reasonably practicable after the Closing (as defined in Section 3.1 below), the Target Fund will distribute to its shareholders of record (“Target Fund Shareholders”) the Acquiring Fund Shares received by the Target Fund pursuant to Section 1.1(a) on a pro rata basis, and the Target Fund will as promptly as practicable thereafter completely liquidate and dissolve. The Target Fund Shareholder of a Target Fund Institutional share class shall be entitled to receive shares of the Acquiring Fund. Such distribution and liquidation will be accomplished, with respect to the Target Fund’s shares, by the transfer of the Acquiring Fund Shares then credited to the account of the Target Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Target Fund Shareholders. At the Closing, any outstanding certificates representing shares of the Target Fund will be cancelled.
(e)Ownership of Acquiring Fund Shares will be shown on the Acquiring Fund’s books, as such are maintained by its transfer agent.
2.    VALUATION
2.1.    With respect to the Reorganization:
(a)The net value of the Target Fund’s Assets to be acquired by the Acquiring Fund hereunder shall be computed as of the Valuation Time (defined below) by calculating the value of the Assets, which shall reflect the declaration of any dividends, and subtracting therefrom the amount of the Liabilities using the valuation procedures established by TAP Trust’s Board of Trustees (“Target Fund Valuation Procedures”).
(b)The number of Acquiring Fund Shares issued by the Acquiring Fund in exchange for the Target Fund’s Assets shall be equal in value to the aggregate net asset value of shares of the Target Fund outstanding as of the Valuation Time.
(c)The net asset value per share of the Acquiring Fund Shares issued in connection with the Reorganization shall be determined to the nearest full cent as of the Valuation Time, by dividing the net value of the Target Fund’s Assets (described in Section 2.1(a)) by the number of Acquiring Fund Shares issued in connection with the Reorganization (described in Section 2.1(b)).
(d)All computations of value shall be made by the Target Fund’s administrator using the Target Fund Valuation Procedures.
(e)“Valuation Time” shall mean immediately after the close of regular trading on the NYSE on the Valuation Date.
(f)“Valuation Date” shall mean the business day next preceding the Closing Date.
    3.    CLOSING AND CLOSING DATE
3.1.    The Reorganization shall close on December 1, 2023 or such other date as the parties may agree (the “Closing Date”). All acts taking place at the closing of the Reorganization (“Closing”) shall be deemed to take place simultaneously as of immediately prior to the opening of regular trading on the NYSE on the Closing Date unless otherwise agreed to by the parties (the “Closing Time”).
3.2.    With respect to the Reorganization:
(a)The Target Fund’s portfolio securities, investments or other assets that are represented by a certificate or other written instrument shall be transferred and delivered by the Target Fund as of the Closing Date to the Acquiring Fund’s custodian (the “Acquiring Custodian”) for the account of the Acquiring Fund duly endorsed in proper form for transfer and in such condition as to constitute good delivery thereof. TAP Trust shall direct the Target Fund’s custodian (the “Target Custodian”) to deliver to the Acquiring Custodian as of the Closing Date by book entry, in accordance with customary practices of the Target Custodian and any securities depository (as defined in Rule 17f-4 under 1940 Act) in which the Assets are deposited, the Target Fund’s portfolio securities and instruments so held. The cash to be transferred by the Target Fund shall be delivered to the Acquiring Custodian by wire transfer of federal funds or other appropriate means on the Closing Date.
(b)The Target Fund shall be responsible for paying all necessary taxes in connection with the delivery of the Assets, including, but not limited to, all capital gains taxes and all applicable Federal, state and foreign stock transfer stamps, if any.

Appendix A    A-2    Form of Agreement and Plan of Reorganization

(c)At such time prior to the Closing Date, the Target Fund shall provide (i) instructions and related information to the Acquiring Fund or its transfer agent with respect to the Target Fund Shareholders, including names, addresses, dividend reinvestment elections and tax withholding status of the Target Fund Shareholders as of the date agreed upon (such information to be updated as of the Closing Date, as necessary) and (ii) the information and documentation maintained by the Target Fund or its agents relating to the identification and verification of the Target Fund Shareholders under the USA PATRIOT ACT and other applicable anti-money laundering laws, rules and regulations and such other information as the Acquiring Fund may reasonably request.
(d)In the event that on the Valuation Date or the Closing Date (i) the NYSE or another primary trading market for portfolio securities of the Target Fund (each, an “Exchange”) shall be closed to trading or trading thereupon shall be restricted, or (ii) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board of Trustees of TAP Trust or the authorized officers of either of such entities, accurate appraisal of the value of the net assets of the Target Fund is impracticable, the Closing Date shall be postponed until the second business day after the day when trading shall have been fully resumed and reporting shall have been restored.
4.    REPRESENTATIONS AND WARRANTIES
4.1.    TAP Trust, on behalf of itself or, where applicable, the Target Fund, represents and warrants to AMP Trust and the Acquiring Fund as follows:
(a)The Target Fund is duly organized as a series of TAP Trust, which is a statutory trust duly formed, validly existing, and in good standing under the laws of the State of Delaware with power under its Amended and Restated Agreement and Declaration of Trust, and Amended and Restated By-Laws, each as currently in effect to own all of its properties and assets, to carry on its business as it is now being, and as it is contemplated to be, conducted and to enter into this Agreement and perform its obligations hereunder;
(b)TAP Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of the issued and outstanding shares of the Target Fund under the Securities Act of 1933, as amended (“1933 Act”), are in full force and effect;
(c)No consent, approval, authorization, or order of any court, governmental authority or the Financial Industry Regulatory Authority (“FINRA”) is required for the consummation by the Target Fund and TAP Trust of the transactions contemplated herein, except such as have been obtained or will be obtained at or prior to the Closing Date, under the 1933 Act, the Securities Exchange Act of 1934, as amended (“1934 Act”), the 1940 Act and state securities laws;
(d)The current prospectus and statement of additional information of the Target Fund and each prospectus and statement of additional information of the Target Fund used at all times between the commencement of operations of the Target Fund and the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;
(e)Except as otherwise disclosed to and accepted by or on behalf of the Acquiring Fund, the Target Fund will on the Closing Date have good title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets free of adverse claims, including any liens or other encumbrances, and upon delivery and payment for such Assets, the Acquiring Fund will acquire good title thereto, free of adverse claims and subject to no restrictions on the full transfer thereof, including, without limitation, such restrictions as might arise under the 1933 Act;
(f)On the Closing Date, all Returns (as defined below) of the Target Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be true, correct and complete in all material respects, and all Taxes (as defined below) (whether or not shown on any such Returns) shall have been paid or provision has been made for the payment thereof. Except as otherwise disclosed to and accepted by or on behalf of AMP Trust (on behalf of the Acquiring Fund), to TAP Trust’s knowledge, no such Return is currently under audit by any Federal, state, local or foreign Tax authority; no assessment has been asserted with respect to such Returns; there are no levies, liens or other encumbrances on the Target Fund or its assets resulting from the non-payment of any Taxes; no waivers of the time to assess any such Taxes are outstanding nor are any written requests for such waivers pending; the Target Fund is not liable for taxes of any person other than itself (excluding in its capacity as withholding agent) and is not a party to any tax sharing or allocation agreement; and adequate provision has been made in the Target Fund’s financial statements for all Taxes in respect of all periods ended on or before the date of such financial statements. As used in this Agreement, “Tax” or “Taxes” means any tax, governmental fee or other like assessment or charge of any kind whatsoever (including, but not limited to,

Appendix A    A-3    Form of Agreement and Plan of Reorganization

withholding on amounts paid to or by any person), together with any interest, penalty, addition to tax or additional amount imposed by any governmental authority (domestic or foreign) responsible for the imposition of any such tax. “Return” means reports, returns, information returns, elections, agreements, declarations, or other documents of any nature or kind (including any attached schedules, supplements and additional or supporting material) filed or required to be filed with respect to Taxes, including any claim for refund, amended return or declaration of estimated Taxes (and including any amendments with respect thereto)
(g)The Target Fund has elected to be a regulated investment company under Subchapter M of the Code and is a fund that is treated as a separate corporation under Section 851(g) of the Code. The Target Fund has qualified for treatment as a regulated investment company for each taxable year since inception that has ended prior to the Closing Date and will have satisfied the requirements of Part I of Subchapter M of the Code to maintain such qualification for the period beginning on the first day of its current taxable year and ending on the Closing Date. The Target Fund is not (and will not be as of the Closing Date) classified as a partnership, and instead is (and will be as of the Closing Date) classified as an association that is subject to tax as a corporation for federal tax purposes and either has elected the latter classification by filing Form 8832 with the Internal Revenue Service or is a “publicly traded partnership” (as defined in Section 7704(b) of the Code) that is treated as a corporation for federal tax purposes. The Target Fund will qualify as a regulated investment company as of the Closing Date and will have satisfied as of the close of its most recent prior quarter of its taxable year, the diversification requirements of Section 851(b)(3) of the Code. The Target Fund has not taken any action, caused any action to be taken or caused any action to fail to be taken which action or failure could cause the Target Fund to fail to qualify as a regulated investment company under the Code. The consummation of the transactions contemplated by the Agreement will not cause the Target Fund to fail to be qualified as a regulated investment company as of the Closing Date. The Target Fund has no earnings or profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it. The Target Fund has been eligible to and has computed its federal income tax under Section 852 of the Code, and has not been, and will not be, liable for any material income or excise tax under Section 852 or 4982 of the Code with respect to any taxable year or calendar year ending before the Closing Date;
(h)The Target Fund has not received written notification from any tax authority that asserts a position contrary to any of the representations in paragraphs (f) or (g) of this Section 4.1;
(i)All issued and outstanding shares of the Target Fund are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by TAP Trust and, in every state where offered or sold, such offers and sales have been in compliance in all material respects with applicable registration and/or notice requirements of the 1933 Act and state and District of Columbia securities laws;
(j)The Target Fund will provide the Acquiring Fund with such information relating to the Target Fund as is reasonably necessary for the preparation of the N-14 Registration Statement (as defined in Section 5.1(b)) and such information as of the date provided, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading, provided, however, that the representations and warranties in this paragraph shall not apply to statements in or omissions from the N-14 Registration Statement made in reasonable reliance upon and in conformity with information that was furnished by TAP Trust for use therein;
(k)The Target Fund is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code;
(l)The Target Fund will not be subject to corporate-level taxation on the sale of any assets currently held by it as a result of the application of Section 337(d) of the Code and the Treasury regulations thereunder;
(m)The Target Fund is in compliance in all material respects with applicable Treasury Regulations pertaining to the reporting of dividends and other distributions on and redemptions of its shares of beneficial interest, including but not limited to those related to shareholder cost basis reporting pursuant to Sections 1012, 6045, 6045A and 6045B of the Code and related Treasury Regulations, and has withheld in respect of dividends and other distributions and paid to the proper taxing authorities all material taxes required to be withheld, and is not liable for any material penalties which could be imposed thereunder; and
(n)The Target Fund has maintained since its formation its March 31 fiscal year-end for U.S. federal income tax purposes, and has never changed its March 31 fiscal year-end for U.S. federal income tax purposes, by for example, filing IRS Form 1128 “Application to Adopt, Change, or retain a Tax Year”.
4.2.     AMP Trust, on behalf of itself or, where applicable, the Acquiring Fund, represents and warrants to TAP Trust and the Target Fund as follows:

Appendix A    A-4    Form of Agreement and Plan of Reorganization

(a)The Acquiring Fund is duly organized as a series of AMP Trust, which is a statutory trust duly formed, validly existing, and in good standing under the laws of the State of Delaware with power under its Agreement and Declaration of Trust and By-Laws, each as currently in effect, to own all of its properties and assets, to carry on its business as it is now being, and as it is contemplated to be, conducted and to enter into this Agreement and perform its obligations hereunder;
(b)AMP Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect;
(c)Prior to the Closing, the registration of the Acquiring Fund Shares to be issued in the Reorganization under the 1933 Act will be in full force and effect;
(d)No consent, approval, authorization, or order of any court, governmental authority or FINRA is required for the consummation by the Acquiring Fund and AMP Trust of the transactions contemplated herein, except such as have been obtained or will be obtained at or prior to the Closing Date, under the 1933 Act, the 1934 Act, the 1940 Act and state securities laws;
(e)The prospectus and statement of additional information of the Acquiring Fund to be used in connection with the Reorganization will conform at the time of their use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;
(f)The Acquiring Fund will be at the time of Closing a new series of AMP Trust, without assets (other than nominal seed capital received in exchange for a nominal number of shares (“Initial Shares”) to the seed capital investor (which shall be the investment adviser of the Acquiring Fund or an affiliate thereof) or liabilities, formed for the purpose of receiving the Assets and assuming the Liabilities of the Target Fund in connection with the Reorganization and, accordingly, the Acquiring Fund has not commenced operations, prepared books of account and related records or financial statements or issued any shares except the Initial Shares issued in a private placement to the initial seed capital investor of the Acquiring Fund to secure any required initial shareholder approvals. The Initial Shares have been or will be redeemed by the Acquiring Fund prior to the Closing for the price for which they were issued;
(g)The Acquiring Fund intends to qualify as a regulated investment company for federal income tax purposes under Part I of Subchapter M of the Code, the Acquiring Fund will be a “fund” as defined in Section 851(g)(2) of the Code, and the consummation of the transactions contemplated by the Agreement will not cause the Acquiring Fund to fail to be qualified as a regulated investment company from and after the Closing;
(h)No consideration other than the Acquiring Fund Shares (and the Acquiring Fund’s assumption of the Target Fund’s Liabilities) will be exchanged for the Target Fund’s Assets in the Reorganization;
(i)The Acquiring Fund Shares to be issued and delivered to the Target Fund, for the account of the Target Fund Shareholders, pursuant to the terms of this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued, and, upon receipt of the Target Fund’s Assets in accordance with the terms of this Agreement, will be fully paid and non-assessable by AMP Trust and the Acquiring Fund;
(j)The Acquiring Fund on the Closing will not, directly or indirectly, own any shares of the Target Fund;
(k)The information provided by the Acquiring Fund for use in the N-14 Registration Statement (as defined in Section 5.1(b)) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading, as of the date provided, provided, however, that the representations and warranties in this paragraph shall not apply to statements in or omissions from the N-14 Registration Statement made in reasonable reliance upon and in conformity with information that was furnished by AMP Trust for use therein; and
(l)AMP Trust is not aware of any arrangement whereby it or any affiliated person of AMP Trust (within the meaning of the 1940 Act) will receive any compensation directly or indirectly in connection with the Reorganization.
5.     COVENANTS
5.1.    With respect to the Reorganization:
(a)The Target Fund will operate its business in the ordinary course and substantially in accordance with past practices between the date hereof and the Closing Date for the Reorganization, it being understood that such ordinary course of business for the Target Fund may include the declaration and payment of customary dividends and distributions, and any

Appendix A    A-5    Form of Agreement and Plan of Reorganization

other distribution that may be advisable. The Acquiring Fund shall not have commenced operations, prepared books of account and related records or financial statements or issued any shares except for those operations commenced, books of accounts and related records or financial statements prepared or shares issued in connection with a private placement to the initial shareholder of the Acquiring Fund to secure any required initial shareholder approvals.
(b)The parties hereto shall cooperate in preparing, and AMP Trust shall file with the Commission, a registration statement on Form N-14 under the 1933 Act which shall properly register the Acquiring Fund Shares to be issued in connection with the Reorganization and include an information statement explaining the details of the Reorganization (the “N-14 Registration Statement”).
(c)TAP Trust, on behalf of the Target Fund, will provide the Acquiring Fund with (i) a statement of the respective tax basis and holding period of all investments to be transferred by the Target Fund to the Acquiring Fund, (ii) a copy (which may be in electronic form) of the shareholder ledger accounts including, without limitation, the name, address and taxpayer identification number of each shareholder of record, the number of shares of beneficial interest held by each shareholder, the dividend reinvestment elections applicable to each shareholder, and the backup withholding and nonresident alien withholding certifications, notices or records on file with the Target Fund with respect to each shareholder, including such information as AMP Trust may reasonably request concerning Target Fund shares or Target Fund Shareholders in connection with the Acquiring Fund’s cost basis reporting and related obligations under Sections 1012, 6045, 6045A, and 6045B of the Code and related Treasury regulations for all of the shareholders of record of the Target Fund as of the close of business on the Valuation Date, who are to become shareholders of the Acquiring Fund as a result of the transfer of Assets (the “Target Fund Shareholder Documentation”), certified by its transfer agent or its President or Vice-President to the best of their knowledge and belief, (iii) the tax books and records of the Target Fund, or copies thereof (including but not limited to any income, excise or information returns, as well as any transfer statements (as described in Treas. Reg. § 1.6045A-1 and § 1.6045B-1(a))) for purposes of preparing any returns required by law to be filed for tax periods ending after the Closing Date, and (iv) all FASB ASC 740 (formerly FIN 48) workpapers and supporting statements pertaining to the Target Fund (the “FIN 48 Workpapers”), or copies thereof. The foregoing information will be provided within such timeframes as is mutually agreed by the parties.
(d)Subject to the provisions of this Agreement, each party will take, or cause to be taken, all action, and do or cause to be done all things, reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.
(e)The Target Fund will make one or more liquidating distributions to its shareholders consisting of the Acquiring Fund Shares received at the Closing, as set forth in Section 1.1(d).
(f)It is the intention of the parties that the Reorganization will qualify as a reorganization with the meaning of Section 368(a)(1) of the Code. None of the parties to the Reorganization shall take any action or cause any action to be taken (including, without limitation the filing of any return) that is inconsistent with such treatment or results in the failure of such Reorganization to qualify as a reorganization within the meaning of Section 368(a)(1) of the Code. At or before the Closing Date, the parties to this Agreement will take such reasonable action, or cause such action to be taken, as is reasonably necessary to enable Morgan, Lewis & Bockius LLP to render the tax opinion contemplated in this Agreement.
(g)TAP Trust, on behalf of the Target Fund, shall deliver to the Acquiring Fund copies of: (i) the federal, state and local income tax returns filed by or on behalf of the Target Fund for the prior three (3) taxable years; and (ii) any of the following that have been issued to or for the benefit of or that otherwise affect the Target Fund and which have continuing relevance: (a) rulings, determinations, holdings or opinions issued by any federal, state, local or foreign tax authority and (b) legal opinions.
(h)TAP Trust, on behalf of the Target Fund, agrees that the acquisition of all Assets and assumption of all Liabilities of the Target Fund by AMP Trust, on behalf of the Acquiring Fund, includes any right of action against current and former service providers of the Target Fund, such right to survive for the statute of limitation of any such claim.
(i)The Target Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, (i) a statement of the earnings and profits and capital loss carryovers of the Target Fund for federal income tax purposes that will be carried over by the Acquiring Fund as a result of Section 381 of the Code, and which will be certified by TAP Trust’s President and Treasurer and (ii) a certificate, signed on its behalf by the President or any Vice President and the Treasurer or any Assistant Treasurer of TAP Trust, as to the adjusted tax basis in the hands of the Target Fund of the securities delivered to the Acquiring Fund pursuant to this Agreement, together with any such other evidence as to such adjusted tax basis as the Acquiring Fund may reasonably request. The foregoing information will be provided within such timeframes as is mutually agreed by the parties.

Appendix A    A-6    Form of Agreement and Plan of Reorganization

6.     CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TARGET FUND
6.1.    With respect to the Reorganization, the obligations of TAP Trust, on behalf of the Target Fund, to consummate the transactions provided for herein shall be subject, at the Target Fund’s election, to the performance by AMP Trust and the Acquiring Fund of all of the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following conditions:
(a)All representations and warranties of AMP Trust and the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and
(b)AMP Trust and the Acquiring Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by AMP Trust and the Acquiring Fund, on or before the Closing Date.
7.    CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND
7.1.    With respect to the Reorganization, the obligations of AMP Trust, on behalf of the Acquiring Fund, to consummate the transactions provided for herein shall be subject, at the Acquiring Fund’s election, to the performance by TAP Trust and the Target Fund of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:
(a)All representations and warranties of TAP Trust and the Target Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and
(b)TAP Trust, on behalf of the Target Fund, shall have delivered to AMP Trust, on behalf of the Acquiring Fund (i) a statement of the Target Fund’s Assets, together with a list of portfolio securities of the Target Fund showing the adjusted tax basis of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer of TAP Trust, (ii) such Target Fund Shareholder Documentation, (iii) the FIN 48 Workpapers, and (iv) to the extent permitted by applicable law, all information pertaining to, or necessary or useful in the calculation or demonstration of, the investment performance of the Target Fund; and
(c)TAP Trust and the Target Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by TAP Trust and the Target Fund, on or before the Closing Date.
8.    FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE TARGET FUND
With respect to the Reorganization, if any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to the Target Fund or the Acquiring Fun, TAP Trust, on behalf of the Target Fund, or AMP Trust, on behalf of the Acquiring Fun, respectively, shall, at its option, not be required to consummate the transactions contemplated by this Agreement:
8.1.        On the Closing Date, no action, suit or other proceeding shall be pending or, to either Trust’s knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;
8.2.    All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by TAP Trust or AMP Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Target Fund, provided that either party hereto may for itself waive any of such conditions;
8.3.    The N-14 Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or known to be contemplated under the 1933 Act; and
8.4.        The Trusts shall have received on or before the Closing Date an opinion of Morgan, Lewis & Bockius LLP in form and substance reasonably acceptable to the Trusts, as to the matters set forth on Schedule 8.4. In rendering such opinion, Morgan, Lewis & Bockius LLP may request and rely upon representations contained in certificates of officers of the Trusts and the officers of the Trusts shall use their best efforts to make available such truthful certificates. The foregoing opinion may state that no opinion is expressed as to (i) the effect of the Reorganization on the Target Fund, Acquiring Fund or any

Appendix A    A-7    Form of Agreement and Plan of Reorganization

Target Fund Shareholder with respect to any asset as to which unrealized gain or loss is required to be recognized for federal income tax purposes under a mark-to-market system of accounting or (ii) any other U.S. federal tax issues (except those set forth in the opinion) and all state, local or foreign tax issues of any kind. Notwithstanding anything herein to the contrary, neither the Target Fund nor the Acquiring Fund may waive the condition set forth in this Section 8.4.
9.FEES AND EXPENSES
9.1.    The parties hereto represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.
9.2.    Fund Services will bear those expenses relating to the Reorganization as set forth in this Section 9.2, whether or not the Reorganization is consummated. The costs relating to the Reorganization to be borne by Fund Services shall include costs associated with organizing the Acquiring Fun, costs associated with the preparation, printing and distribution of the N-14 Registration Statement for the Reorganization (including the prospectus/information statement contained therein), legal fees, accounting fees, and transfer agent and custodian conversion costs. The costs relating to the Reorganization shall not include brokerage or other transaction costs, including capital gains taxes and transfer taxes for foreign securities, incurred in connection with the Reorganization, and such costs shall be borne by the Target Fund. For the avoidance of doubt, neither the Acquiring Fund nor the Target Fund will bear any costs relating to the Reorganization, other than as described in this Agreement. Fund Services will assume or pay only those expenses that are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187), and the shareholders of the Target Fund and the Acquiring Fund will pay their own expenses, if any, incurred in connection with the Reorganization. Notwithstanding the foregoing, the party directly incurring any costs and expenses will bear such costs and expenses if and to the extent that payment by another party would result in the Acquiring Fund failing to qualify and be eligible for treatment as a regulated investment company under Sections 851 and 852 of the Code or would prevent the Reorganization from qualifying as a reorganization within the meaning of Section 368(a) of the Code or otherwise result in the imposition of tax on either the Target Fund or the Acquiring Fund or any of their respective shareholders. This Section 9.2 shall survive the termination of this Agreement and the Closing.
10.    INDEMNIFICATION
10.1.    TAP Trust, on behalf of the Target Fund, agrees to indemnify and hold harmless AMP Trust and each of its officers and trustees and the Acquiring Fund from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which AMP Trust or any of its trustees or officers or the Acquiring Fund may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by TAP Trust, on behalf of the Target Fund, of any of its representations, warranties, covenants or agreements set forth in this Agreement. This indemnification obligation shall survive the termination of this Agreement and the Closing.
10.2.    AMP Trust, on behalf of the Acquiring Fun, agrees to indemnify and hold harmless TAP Trust and each of its officers and trustees and the Target Fund from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which TAP Trust or any of its trustees or officers or the Target Fund may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by AMP Trust, on behalf of the Acquiring Fund, of any of its representations, warranties, covenants or agreements set forth in this Agreement. This indemnification obligation shall survive the termination of this Agreement and the Closing.
11.ENTIRE AGREEMENT; SURVIVAL OF REPRESENTATIONS, WARRANTIES AND COVENANTS
11.1.    Each party agrees that no party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.
11.2.    The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing shall survive the Closing.
12.TERMINATION
This Agreement may be terminated and the transactions contemplated hereby may be abandoned by resolution of the Board of Trustees of the Trusts on behalf of the Target Fund or the Acquiring Fun, respectively, at any time prior to the Effective Time, if circumstances should develop that, in the opinion of such Board of Trustees, make proceeding with the Agreement inadvisable.
13.AMENDMENTS

Appendix A    A-8    Form of Agreement and Plan of Reorganization

This Agreement may be amended, modified or supplemented in a writing signed by the parties hereto to be bound by such Amendment.
14.HEADINGS; GOVERNING LAW; COUNTERPARTS; ASSIGNMENT; LIMITATION OF LIABILITY; SEVERABILITY; EFFECT OF ELECTRONIC DOCUMENTS
14.1.     The Article and Section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.
14.2.     This Agreement shall be governed by and construed in accordance with the laws of The State of Delaware and applicable Federal law, without regard to its principles of conflicts of laws.
14.3.     This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.
14.4.     This Agreement may be executed in any number of counterparts, each of which shall be considered an original.
14.5.     It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of their respective directors or trustees, shareholders, nominees, officers, agents, or employees personally, but shall bind only the property of (i) the Target Fund or the Acquiring Fund, as applicable, as provided in its Governing Documents and (ii) the other parties to this Agreement.
14.6.     Whenever possible, each provision and term of this Agreement shall be interpreted in a manner to be effective and valid, but if any provision or term of this Agreement is held to be prohibited by law or invalid, then such provision or term shall be ineffective only in the jurisdiction or jurisdictions so holding and only to the extent of such prohibition or invalidity, without invalidating or affecting in any manner whatsoever the remainder of such provision or term or the remaining provisions or terms of this Agreement.
14.7.     A facsimile or electronic (e.g., PDF) signature of an authorized officer of a party hereto on this Agreement and/or any transfer or closing document shall have the same effect as if executed in the original by such officer.
15.    NOTICES
Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given electronically or by facsimile, personal service or prepaid or certified mail addressed to:
For TAP Trust:
Trust for Advised Portfolios
c/o U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701
Attention: Russell B. Simon
For AMP Trust:
Advisor Managed Portfolios
c/o U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701
Attention: Russell B. Simon

[Signature page follows]

Appendix A    A-9    Form of Agreement and Plan of Reorganization

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as set forth below.

Trust for Advised Portfolios,
severally and not jointly on behalf of the
Bramshill Income Performance Fund

By: ______________________
Name:
Title:

Advisor Managed Portfolios,
severally and not jointly on behalf of the
Bramshill Income Performance Fund

By: ______________________
Name:
Title:

U.S. Bank Global Fund Services,
Solely for purposes of Section 9.2

By: ______________________
Name:
Title:

Appendix A    A-10    Form of Agreement and Plan of Reorganization

Schedule 8.4
Tax Opinions

With respect to the Reorganization:
•The Reorganization will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and the Target Fund and the Acquiring Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;
•No gain or loss will be recognized by the Target Fund upon the transfer of all the Assets of the Target Fund to the Acquiring Fund solely in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of all the Liabilities of the Target Fund, or upon the distribution of the shares of the Acquiring Fund to the Target Fund Shareholders, except for (A) gain or loss that may be recognized on the transfer of “section 1256 contracts” as defined in Section 1256(b) of the Code, (B) gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (C) any other gain or loss that may be required to be recognized upon the transfer of an asset regardless of whether such transfer would otherwise be a non-recognition transaction under the Code;
•The tax basis in the hands of the Acquiring Fund of each Asset transferred from the Target Fund to the Acquiring Fund in the Reorganization will be the same as the tax basis of such Asset in the hands of the Target Fund immediately prior to the transfer thereof, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Target Fund on the transfer;
•The holding period in the hands of the Acquiring Fund of each Asset transferred from the Target Fund to the Acquiring Fund in the Reorganization, other than Assets with respect to which gain or loss is required to be recognized, will include the Target Fund’s holding period for such Asset (except where investment activities of the Acquiring Fund have the effect of reducing or eliminating the holding period with respect to an asset);
•No gain or loss will be recognized by the Acquiring Fund upon its receipt of all the Assets of the Target Fund solely in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of all the Liabilities of the Target Fund as part of the Reorganization;
•No gain or loss will be recognized by the Target Fund Shareholders upon the exchange of their shares of the Target Fund for shares of the Acquiring Fund as part of the Reorganization;
•The aggregate tax basis of the shares of the Acquiring Fund Shares each Target Fund Shareholder receives in the Reorganization will be the same as the aggregate tax basis of the shares of the Target Fund exchanged therefor;
•The Target Fund Shareholder’s holding period for the shares of the Acquiring Fund received in the Reorganization will include the Target Fund Shareholder’s holding period for the shares of the Target Fund exchanged therefor, provided that the Target Fund Shareholder held such shares of the Target Fund as capital assets on the date of the exchange;
•The Acquiring Fund will succeed to and take into account those tax attributes of the Target Fund that are described in Section 381(c) of the Code subject to the conditions and limitations specified in the Code, the regulations thereunder, and existing court decisions and published interpretations of the Code and regulations; and
•The taxable year of the Target Fund will not be required to end solely as a result of the Reorganization.

Appendix A    A-11    Form of Agreement and Plan of Reorganization

APPENDIX B
FINANCIAL HIGHLIGHTS
The financial highlights for the Target Fund are included below. The information for the year ended March 31, 2023 has been audited by Cohen & Company, Ltd., the Fund’s independent registered public accounting firm, and Cohen & Company, Ltd.’s report, along with the Target Fund’s financial statements, are included in the Target Fund’s Annual Report, which is available upon request and on the Fund’s website at www.bramshillfunds.com. Information for years prior to March 31, 2023 was audited by the Target Fund’s prior independent registered public accounting firm.
The financial highlights tables are intended to help you understand the Target Fund’s financial performance for the fiscal years shown. Certain information reflects financial results for a single share. The total returns in each table represent the rate that an investor would have earned or lost on an investment in the Target Fund (assuming reinvestment of all dividends and distributions).

Institutional Class
For a capital share outstanding throughout each year presented
	For the Year Ended March 31, 2023	For the Year Ended March 31, 2022	For the Year Ended March 31, 2021	For the Year Ended March 31, 2020	For the Year Ended March 31, 2019
Net Asset Value, Beginning of Year	$9.94	$10.34	$9.20	$9.97	$9.75

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (1)	0.30	0.21	0.33	0.31	0.37
Net realized and unrealized gain (loss) on investments	(0.41)	(0.38)	1.17	(0.76)	0.23
Total Income (Loss) from Investment Operations	(0.11)	(0.17)	1.50	(0.45)	0.60

LESS DISTRIBUTIONS:
Net investment income	(0.30)	(0.21)	(0.34)	(0.31)	(0.38)
Return of capital	—	(0.02)	(0.02)	(0.01)	—
Total Distributions	(0.30)	(0.23)	(0.36)	(0.32)	(0.38)

Net Asset Value, End of Year	$9.53	$9.94	$10.34	$9.20	$9.97

Total Return	(1.09%)	(1.72%)	16.40%	(4.67%)	6.24%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (in thousands)	$757,210	$897,372	$771,520	$509,213	$401,566
Ratio of expenses to average net assets
Before fees waived/recouped by the Adviser	1.14%(2)	1.07%(2)	1.04%	1.10%(2)	1.10%
After fees waived/recouped by the Adviser	1.14%(2)	1.07%(2)	1.04%	1.13%(2)	1.10%
Ratio of net investment income to average net assets
Before fees waived/recouped by the Adviser	3.04%(3)	2.01%(3)	3.27%	3.14%(3)	3.76%
After fees waived/recouped by the Adviser	3.04%(3)	2.01%(3)	3.27%	3.11%(3)	3.76%
Portfolio turnover rate	69%	55%	83%	134%	131%

Appendix B    B-1    Financial Highlights

(1)	Per share amounts have been calculated using average shares method.
(2)
The ratios of expenses to average net assets include dividend and interest expenses. For the year ended March 31, 2020, 2022 and 2023, excluding dividend and interest expenses, the ratio of expenses to average net assets before fees waived/recouped by the Adviser were 1.05%, 1.01% and 1.03%, respectively. Excluding dividend and interest expenses, the ratio of expenses to average net assets after fees waived/recouped by the Adviser were 1.08%, 1.01% and 1.03%.

(3)
The ratios of net investment income to average net assets include dividend and interest expenses. For the year ended March 31, 2020, 2022 and 2023, excluding dividend and interest expenses, the ratio of net investment income to average net assets before fees waived/recouped by the Adviser were 3.19%, 2.07% and 3.14%, respectively. Excluding dividend and interest expenses, the ratio of net investment income to average net assets after fees waived/recouped by the Adviser were 3.16%, 2.07% and 3.14%, respectively.

Appendix B    B-2    Financial Highlights

STATEMENT OF ADDITIONAL INFORMATION
Dated November 13, 2023

REORGANIZATION OF
Bramshill Income Performance Fund
(a series of Trust for Advised Portfolios)
615 East Michigan Street
Milwaukee, WI 53202
877-BRAMS18 (877‑272-6718)
INTO THE
Bramshill Income Performance Fund
(a series of Advisor Managed Portfolios)
615 East Michigan Street
Milwaukee, WI 53202
877-BRAMS18 (877‑272-6718)

This Statement of Additional Information (“SAI”) is being furnished to shareholders of the Bramshill Income Performance Fund (the “Target Fund”), a series of the Trust for Advised Portfolios (“TAP Trust”), in connection with the reorganization of the Target Fund into the Bramshill Income Performance Fund (the “Acquiring Fund”), a newly-created series of Advisor Managed Portfolios (“AMP Trust”), as described in the Information Statement/Prospectus (the “Reorganization”). The Target Fund and the Acquiring Fund may each be referred to as the “Fund,” or together as the “Funds,” in this SAI to the extent the information provided relates to both Funds.
This SAI consists of this Cover Page and the following documents, each of which was filed electronically with the U.S. Securities and Exchange Commission (the “SEC”) (http://sec.gov) and is incorporated by reference herein (is legally considered to be part of this SAI):
•the SAI related to the Target Fund, dated July 31, 2023, as supplemented, (File No. 333-108394) (File No. 811-21422) (Accession No. 0000894189-23-005223);
•The Target Fund’s audited financial statements and related report of the independent registered public accounting firm included in the Target Fund’s Annual Report for the fiscal year ended March 31, 2023 (the “Target Fund’s Annual Report”) (File No. 811-21422) (Accession No. 0000894189-23-004166); and
•the SAI related to the Acquiring Fund, dated November 1, 2023, (File No. 333-270997) (File No. 811-23859) (Accession No. [ ]).
Because the Acquiring Fund has not yet commenced operations, no annual or semi-annual report is available. The Acquiring Fund is a newly-created series of AMP Trust with no assets or liabilities that will commence operations upon consummation of the Reorganization and continue the operations of the Target Fund. The Target Fund shall be the accounting and performance survivor in the Reorganization, and the Acquiring Fund, as the corporate survivor in the Reorganization, shall adopt the accounting and performance history of the Target Fund. The Target Fund’s Annual Report has previously been transmitted to the Target Fund’s shareholders.
This SAI is not a prospectus, and should be read in conjunction with the Information Statement/Prospectus, dated November 13, 2023, relating to the Reorganization. The Information Statement/Prospectus and any of the materials incorporated by reference into this SAI are available upon request, without charge, by writing to the Bramshill Income Performance Fund, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701 or by calling 877-BRAMS18 (877‑272-6718).

    Statement of Additional Information    1

TABLE OF CONTENTS

Page
Supplemental Financial Information	2
SUPPLEMENTAL FINANCIAL INFORMATION
Rule 6-11(d)(2) under Regulation S-X requires that, with respect to any fund acquisition, registered investment companies must provide certain supplemental financial information in lieu of pro forma financial statements required by Regulation S-X. For this reason, pro forma financial statements of the Acquiring Fund are not included in this SAI.
Tables showing the fees and expenses of the Target Fund, which are identical to those of the Acquiring Fund on a pro forma basis after giving effect to the proposed Reorganization, are included under “Fees and Expenses” in the Information Statement/Prospectus.
Under the Agreement and Plan of Reorganization, the Target Fund is proposed to be reorganized into the Acquiring Fund.
The Reorganization will not result in a material change to the Target Fund’s investment portfolio due to the investment restrictions of the Acquiring Fund being identical to those of the Target Fund. Each security held by the Target Fund is eligible to be held by the Acquiring Fund and the Acquiring Fund will have the same investment objective and strategies as the Target Fund. As a result, a schedule of investments of the Target Fund modified to show the effects of the change is not required and is not included.
There are no material differences in accounting policies of the Target Fund as compared to those of the Acquiring Fund.

    Statement of Additional Information    2

PART C
Other Information
Item 15. Indemnification
Reference is made to Article VI of the Registrant’s Agreement and Declaration of Trust, Article VIII of Registrant’s By-Laws and Paragraph 6 of the Distribution Agreement.
    Pursuant to Rule 484 under the Securities Act of 1933, as amended (the “Securities Act”), the Registrant furnishes the following undertaking: “Insofar as indemnification for liability arising under the Securities Act may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the U.S. Securities and Exchange Commission (“SEC”) such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.”
With respect to the Registrant, the general effect of these provisions is to indemnify any person (Trustee, director, officer, employee or agent, among others) who was or is a party to any proceeding by reason of their actions performed in their official or duly authorized capacity on behalf of the Trust. With respect to the distributor, the general effect of the relevant provisions is to indemnify those entities for claims arising out of any untrue statement or material fact contained in the Fund’s Registration Statement, reports to shareholders or advertising and sales literature.
Item 16. Exhibits

(1)	(a)
Certificate of Trust dated February 16, 2023 was previously filed with AMP Trust’s Registration Statement on Form N-1A (File Nos. 811-23859 and 333-270997) on March 30, 2023 and is incorporated herein by reference.

(b)	Agreement and Declaration of Trust dated February 16, 2023 was previously filed with AMP Trust’s Registration Statement on Form N-1A on March 30, 2023 and is incorporated herein by reference.
(2)	Bylaws dated February 16, 2023 were previously filed with AMP Trust’s Registration Statement on Form N-1A on March 30, 2023 and is incorporated herein by reference.
(3)	Voting Trust Agreements - Not Applicable.
(4)	Form of Agreement and Plan of Reorganization is attached as Appendix A to the Information Statement/Prospectus contained in this Registration Statement.
(5)	Instruments Defining Rights of Security Holders are incorporated by reference into the Registrant’s Agreement and Declaration of Trust and Bylaws.
(6)	Form of Investment Advisory Agreement - filed herewith.
(7)	Form of Distribution Agreement - filed herewith.
(8)	Bonus or Profit Sharing Contracts - not applicable.
(9)	(a)	(i)	Form of Custody Agreement - filed herewith.
(ii)	Form of Exhibit to Custody Agreement - filed herewith.
Rule 18f-3 Plan - filed herewith.
(11)	(a)	Legal Opinion of Shares - filed herewith.
(b)	Consent to Use of Name - filed herewith.
(12)	Form of Tax Opinion - filed herewith.
(13)	Material Contracts of the Registrant
(a)	(i)	Form of Fund Servicing Agreement - filed herewith.
(ii)	Form of Exhibit for Fund Servicing Agreement - filed herewith.
(b)	Form of Operating Expenses Agreement - filed herewith.

(14)	Consent of Independent Registered Public Accounting Firm - filed herewith.
(15)	Omitted Financial Statements - not applicable.
(16)	(a) Power of Attorney for Brian S. Ferrie, Wan-Chong Kung, and Christopher E. Kashmerick - filed herewith.
(b) Power of Attorney for Russell Emery - filed herewith.
(17)	Additional exhibits - not applicable.
(18)	Type and class of securities being registered - not applicable.
Item 17. Undertakings
(1)    The undersigned Registrant agrees that prior to any public reoffering of the securities registered through use of a prospectus which is part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, as amended, the reoffering prospectus will contain the information called for by the applicable registration form for re-offerings by persons who may be deemed underwriters, in addition to the information called for by other items of the applicable form.
(2)    The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, as amended, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of securities at that time shall be deemed to be the initial bona fide offering of them.
(3)     The undersigned Registrant agrees to file, by post-effective amendment, an opinion of counsel supporting the tax consequences of the Reorganization within a reasonably prompt time after receipt of such opinion.

SIGNATURES
As required by the Securities Act of 1933, this registration statement has been signed on behalf of the registrant, in the City of Glendora and State of California, on the 13th day of October, 2023.

Advisor Managed Portfolios

By: /s/ Russell B. Simon
Russell B. Simon
President and Principal Executive Officer

As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated as of October 13, 2023.

Signature	Title
Russell Emery*	Trustee
Russell Emery

Brian S. Ferrie*	Trustee
Brian S. Ferrie

Wan-Chong Kung*	Trustee
Wan-Chong Kung

Christopher E. Kashmerick*	Trustee
Christopher E. Kashmerick

/s/ Russell B. Simon	President and Principal Executive Officer
Russell B. Simon

/s/ Eric T. McCormick	Treasurer and Principal Financial Officer (principal accounting officer)
Eric T. McCormick

*By: /s/ Russell B. Simon
Russell B. Simon Attorney-In Fact pursuant to Power of Attorney